                                                                    EXHIBIT 10.1
                                                   Redacted Copy (Deletions ***)


                          Supplemental Agreement No. 15

                                       to

                           Purchase Agreement No. 1810

                                     between

                               The Boeing Company

                                       and

                             SOUTHWEST AIRLINES CO.

                    Relating to Boeing Model 737-7H4 Aircraft


         THIS SUPPLEMENTAL AGREEMENT, entered into as of JANUARY 16, 2001, by and between THE BOEING COMPANY, a Delaware corporation with its principal offices in Seattle, Washington, (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with its principal offices in City of Dallas, State of Texas (Buyer);

         WHEREAS, the parties hereto entered into Purchase Agreement No. 1810 dated January 19, 1994, relating to Boeing Model 737-7H4 aircraft (the Agreement) and;

         WHEREAS, Buyer has agreed to accelerate two (2) Block E Aircraft from July 2001 to June 2001, and to accelerate three (3) Block I Aircraft from January 2002 to one (1) December 2001 and two (2) November 2001, and to accelerate one (1) Block T Aircraft from May 2002 to November 2001.

         NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1. The Table of Contents of the Agreement is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Agreement by this reference.

2. Article 2, entitled "Delivery, Title and Risk of Loss," paragraph 2.1, entitled "Time of Delivery," is deleted in its entirety and replaced by a new paragraph 2.1 revised to change the quantity of


*** PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION.


                                    SA-15-1

P.A. No. 1810
K/SWA

Block E Aircraft delivering in July 2001 from three (3) to one (1), to add two
(2) Block E Aircraft delivering in June 2001, to change the quantity of Block I Aircraft delivering in January 2002 from four (4) to one (1), to add two (2) Block I Aircraft delivering in November 2001, and to add one (1) Block I Aircraft delivering in December 2001, to change the quantity of Block T Aircraft delivering in May 2002 from two (2) to one (1), and to add one (1) Block T Aircraft delivering in November 2001. Such new pages 2-1, 2-2 and 2-3 are attached hereto and incorporated into the Agreement by this reference.

3. Article 3, entitled "Price of Aircraft", paragraph 3.4 entitled "Advance Payment Base Price", subparagraph 3.4.1 entitled "Advance Payment Base Price" is revised by adding an Advance Payment Base Price for the Block E Aircraft delivering in June 2001, the Block on Block T Aircraft delivering in November 2001. Such new pages 3-1, 3-2, 3-3 and 3-4 are attached hereto and incorporated into the Agreement by this reference.

4. All references in the Letter Agreements associated with Purchase Agreement No. 1810 shall be deemed to refer to the purchase by Buyer of two hundred thirty six Model 737-7H4 Aircraft, eighty seven (87) Model 737-7H4 Option Aircraft and two hundred seventeen (217) Model 737-7H4 Rollover Option Aircraft, to the extent such reference is not specifically addressed herein.

5. As a result of this Supplemental Agreement, Buyer owes Boeing ***. Such amount reflects the difference in advance payments due as a result of the acceleration of the two (2) Block E Aircraft, the three (3) Block I Aircraft, and the one (1) Block T Aircraft. Buyer will pay Boeing *** upon execution of this agreement and will reduce the amount paid to Boeing on February 1, 2001 for Advance Payments of *** by ***.

The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                   SOUTHWEST AIRLINES CO.



By: /s/ K. J. JOHNSTON               By: /s/ LAURA WRIGHT
    -----------------------              -------------------

Its: Attorney-In-Fact                Its: Treasurer
     ----------------------               ------------------




                                    SA-15-2

P.A. No. 1810
K/SWA

                               PURCHASE AGREEMENT

                                     between

                               THE BOEING COMPANY

                                       and

                             SOUTHWEST AIRLINES CO.






                    Relating to Boeing Model 737-7H4 Aircraft

                         Purchase Agreement Number 1810









P.A. No. 1810
K/SWA

                                TABLE OF CONTENTS


                                                                         Page        SA
ARTICLES                                                               Number    Number
--------                                                               ------    ------

1.         Subject Matter of Sale..........................................1-1    SA-13

2.         Delivery, Title and Risk
           of Loss.........................................................2-1    SA-15

3.         Price of Aircraft...............................................3-1    SA-15

4.         Taxes...........................................................4-1

5.         Payment.........................................................5-1

6.         Excusable Delay.................................................6-1

7.         Changes to the Detail
           Specification...................................................7-1     SA-1

8.         Federal Aviation Requirements and
           Certificates and Export License.................................8-1

9.         Representatives, Inspection,
           Flights and Test Data...........................................9-1

10.        Assignment, Resale or Lease....................................10-1

11.        Termination for Certain Events.................................11-1

12.        Product Assurance; Disclaimer and
           Release; Exclusion of Liabilities;
           Customer Support; Indemnification
           and Insurance..................................................12-1

13.        Buyer Furnished Equipment and
           Spare Parts....................................................13-1

14.        Contractual Notices and Requests...............................14-1

15.        Miscellaneous..................................................15-1

P.A. No. 1810                                                              SA-15
K/SWA

                                TABLE OF CONTENTS


                                                                           SA
EXHIBITS                                                               Number
--------                                                               ------

A              Aircraft Configuration                                  SA-13

B              Product Assurance Document                              SA-1

C              Customer Support Document

D              Price Adjustments Due to
               Economic Fluctuations - Aircraft                        SA-13

E              Buyer Furnished Equipment
               Provisions Document

F              Defined Terms Document


LETTER AGREEMENTS
-----------------


1810-1         Waiver of Aircraft Demonstration Flight

P.A. No. 1810                                                              SA-15
K/SWA

                                TABLE OF CONTENTS

                                                                            SA
RESTRICTED LETTER AGREEMENTS                                            Number
----------------------------                                            ------

6-1162-RLL-932R2               Promotional Support                      SA-13

6-1162-RLL-933R9               Option Aircraft                          SA-13

6-1162-RLL-934R3               Disclosure of Confidential               SA-14
                               Information

6-1162-RLL-935R1               Performance Guarantees                   SA-1

6-1162-RLL-936R4               Certain Contractual Matters              SA-4

6-1162-RLL-937                 Alternate Advance Payment Schedule

6-1162-RLL-938                 ***

6-1162-RLL-939R1               Certification Flight Test Aircraft       SA-1

6-1162-RLL-940R1               Training Matters                         SA-1

6-1162-RLL-941R2               Other Matters                            SA-13

6-1162-RLL-942                 Open Configuration Matters

6-1162-RLL-943R1               Substitution Rights                      SA-6

6-1162-RLL-944                 Airframe Maintenance Material Cost
                               Protection Program

6-1162-RLL-945                 Comparison of 737-7H4 and 737-3H4
                               Block Fuel Burn

6-1162-RLL-1855R3              Additional Contractual Matters           SA-4

6-1162-RLL-1856                ***                                      SA-1

6-1162-RLL-1857                Service Ready Validation Program         SA-1
                               Field Test

6-1162-RLL-1858R1              Escalation Matters                       SA-4

P.A. No. 1810                                                              SA-15
K/SWA

                             TABLE OF CONTENTS CON'T

                                                                             SA
RESTRICTED LETTER AGREEMENTS                                             Number
----------------------------                                             ------

6-1162-RLL-2036                Amortization of Costs for
                               Customer Unique Changes                   SA-1

6-1162-RLL-2037                Reconciliation of the Aircraft            SA-1
                               Basic Price

6-1162-RLL-2073                Maintenance Training Matters              SA-1

6-1162-KJJ-054                 Business Matters                          SA-13

6-1162-KJJ-055                 Structural Matters                        SA-13

6-1162-KJJ-056                 Noise and Emission Matters                SA-13

6-1162-KJJ-057                 Product Development Matters               SA-13

6-1162-KJJ-058                 Additional Substitution Rights            SA-13

6-1162-KJJ-150                 Flight Control Computer & Mode            SA-14
                               Control Panel Spares Matter

P.A. No. 1810                                                              SA-15
K/SWA

                           PURCHASE AGREEMENT NO. 1810

                                   Relating to

                          BOEING MODEL 737-7H4 AIRCRAFT

                                   ----------


         This Agreement is entered into as of January 19th 1994, by and between The Boeing Company, a Delaware corporation, with its principal office in Seattle, Washington (Boeing), and Southwest Airlines Co., a Texas corporation, with its principal office in the City of Dallas, State of Texas (Buyer).


Accordingly, Boeing and Buyer agree as follows:

P.A. No. 1810
K/SWA

ARTICLE 1. Subject Matter of Sale.

         1.1 The Aircraft. Subject to the terms and conditions of this Agreement, Boeing will manufacture and deliver to Buyer and Buyer will purchase and accept delivery from Boeing of one hundred forty-two (142) Boeing Model 737-7H4 aircraft (the Aircraft) manufactured in accordance with Boeing Detail Specification D6-38808-1, dated October 30, 1996, as described in Exhibit A, and ninety-four (94) Boeing Model 737-7H4 (the Aircraft) manufactured in accordance with Boeing Detail Specification D6-38808-1, Revision A, dated February 24, 1998 as described in Exhibit A-1, as modified from time to time in accordance with this Agreement (Detail Specification).

         1.2 Additional Goods and Services. In connection with the sale of the Aircraft, Boeing will also provide to Buyer certain other things under this Agreement, including data, documents, training and services, all as described in this Agreement.

         1.3 Performance Guarantees. Any performance guarantees applicable to the Aircraft will be expressly included in this Agreement. Where performance guarantees are included in this Agreement other than within the Detail Specification, such guarantees will be treated as being incorporated in the Detail Specification by this reference.

         1.4 Defined Terms. For ease of use, certain terms are treated as defined terms in this Agreement. Such terms are identified with a capital letter and set forth and/or defined in Exhibit F.


                                      1-1

P.A. No. 1810                                                              SA-13
K/SWA

ARTICLE 2. Delivery, Title and Risk of Loss.

         2.1 Time of Delivery. The Aircraft will be delivered to Buyer by Boeing, assembled and ready for flight and Buyer will accept delivery of the Aircraft, in accordance with the following schedule:

             Month and Year
               of Delivery                           Quantity of Aircraft
             --------------                          --------------------
                                Block A Aircraft

             October 1997                                     Two (2)
             November 1997                                    Two (2)

                                Block B Aircraft

             January 1998                                     Two (2)
             February 1998                                    Three (3)
             March 1998                                       Two (2)
             April 1998                                       Two (2)
             May 1998                                         Two (2)
             June 1998                                        One (1)
             July 1998                                        Two (2)
             September 1998                                   Two (2)

                                Block C Aircraft

             February 1999                                    Four (4)
             May 1999                                         Four (4)
             July 1999                                        Four (4)
             August 1999                                      One (1)
             September 1999                                   Three (3)

                                Block D Aircraft

             November 1999                                    Two (2)
             December 1999                                    One (1)
             January 2000                                     One (1)
             March 2000                                       Four (4)
             July 2000                                        Four (4)
             August 2000                                      Three (3)

                                Block E Aircraft

             December 2000                                    Two (2)
             January 2001                                     One (1)
             February 2001                                    One (1)
             March 2001                                       Two (2)
             June 2001                                        Two (2)
             July 2001                                        One (1)
             September 2001                                   Three (3)


                                       2-1

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K/SWA

                                Block F Aircraft

             October 1998                                     One (1)
             November 1998                                    Two (2)
             December 1998                                    Two (2)

                                Block G Aircraft

             March 1999                                       Two (2)

                                Block H Aircraft

             June 1999                                        Two (2)
             July 1999                                        One (1)
             August 1999                                      One (1)
             September 1999                                   Two (2)
             October 1999                                     One (1)
             March 2000                                       One (1)
             April 2000                                       Two (2)
             September 2000                                   One (1)
             October 2000                                     Two (2)
             March 2001                                       Two (2)
             April 2001                                       One (1)
             October 2001                                     Three (3)

                                Block I Aircraft

             November 2001                                    Two (2)
             December 2001                                    One (1)
             January 2002                                     One (1)
             March 2002                                       Four (4)
             April 2002                                       Two (2)
             July 2002                                        Four (4)
             October 2002                                     Four (4)

                                Block J Aircraft

             January 2003                                     Four (4)
             March 2003                                       One (1)

                                Block K Aircraft

             April 2004                                       Two (2)
             July 2004                                        Three (3)

                                Block L Aircraft

             October 1999                                     One (1)
             November 1999                                    Two (2)
             December 1999                                    One (1)
             June 2000                                        Three (3)
             July 2000                                        Three (3)
             September 2000                                   One (1)


                                       2-2

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K/SWA

             October 2000                                     One (1)
             November 2000                                    Four (4)
             December 2000                                    One(1)
             January 2001                                     One (1)
             February 2001                                    One (1)
             July 2001                                        One (1)
             September 2001                                   One (1)
             October 2001                                     One (1)
             September 2002                                   Three (3)

                                Block T Aircraft

             November 2001                                    One (1)
             February 2002                                    One (1)
             May 2002                                         One (1)
             June 2002                                        Two (2)
             July 2002                                        One (1)
             August 2002                                      Two (2)
             November 2002                                    Two (2)
             February 2003                                    One (1)
             May 2003                                         Two (2)
             June 2003                                        Two (2)
             August 2003                                      Three (3)
             February 2004                                    Three (3)
             March 2004                                       Three (3)
             April 2004                                       One (1)
             May 2004                                         Four (4)
             June 2004                                        Three (3)
             July 2004                                        Two (2)
             August 2004                                      Two (2)
             September 2004                                   Two (2)
             October 2004                                     Two (2)
             November 2004                                    Two (2)
             February 2005                                    One (1)
             May 2005                                         One (1)
             June 2005                                        One (1)
             August 2005                                      One (1)
             September 2005                                   One (1)
             February 2006                                    Three (3)
             March 2006                                       One (1)
             May 2006                                         Three (3)
             June 2006                                        Four (4)
             July 2006                                        One (1)
             August 2006                                      Three (3)
             September 2006                                   Three (3)
             November 2006                                    Two (2)
             December 2006                                    Two (2)
             January 2007                                     Two (2)
             February 2007                                    Three (3)
             March 2007                                       Two (2)
             April 2007                                       Two (2)
             May 2007                                         Two (2)
             June 2007                                        Two (2)



                                       2-3

P.A. No. 1810                                                              SA-15
K/SWA

             July 2007                                        Two (2)
             August 2007                                      Two (2)
             September 2007                                   Two (2)
             October 2007                                     Two (2)
             November 2007                                    Two (2)
             December 2007                                    Two (2)


         2.2 Notice of Target Delivery Date. Boeing will give Buyer notice of the Target Delivery Date of the Aircraft approximately 30 days prior to the scheduled month of delivery.

         2.3 Notice of Delivery Date. If Boeing gives Buyer at least 7 days' notice of the delivery date of the Aircraft, and an Aircraft delivery is delayed beyond such delivery date due to the responsibility of Buyer, Buyer will reimburse Boeing for all costs incurred by Boeing as a result of such delay, including amounts for storage, insurance, Taxes, preservation or protection of the Aircraft and interest on payments due.

         2.4 Place of Delivery. The Aircraft will be delivered at an airport facility selected by Boeing in the State of Washington, unless mutually agreed otherwise.

         2.5 Title and Risk of Loss. Title to and risk of loss of an Aircraft will pass from Boeing to Buyer upon delivery of such Aircraft, but not prior thereto.

         2.6 Bill of Sale. Upon delivery of an Aircraft Boeing will deliver to Buyer a bill of sale conveying good title to such Aircraft, free of all liens, claims, charges and encumbrances of every kind whatsoever, and such other appropriate documents of title as Buyer may reasonably request.


                                       2-4

P.A. No. 1810                                                              SA-15
K/SWA

ARTICLE 3. Price of Aircraft.

         3.1 Definitions.

                  3.1.1 Special Features are the features incorporated in Exhibit A which have been selected by Buyer.

                  3.1.2 Base Aircraft Price is the Aircraft Basic Price excluding the price of Special Features.

                  3.1.3 Aircraft Basic Price is comprised of the Base Aircraft Price and the price of the Special Features.

                  3.1.4 Economic Price Adjustment is the adjustment to the Aircraft Basic Price (Base Aircraft and Special Features) as calculated pursuant to Exhibit D or Exhibit D-1 as applicable.

                  3.1.5 Aircraft Price is the total amount Buyer is to pay for the Aircraft at the time of delivery.

         3.2 Aircraft Basic Price.

                  The Aircraft Basic Price for Block A through L Aircraft, is expressed in July 1992 dollars; the Aircraft Basic Price for Block T Aircraft, is expressed in July 1999 dollars; as set forth below:

                        Base                     Special            Aircraft
                        Aircraft Price           Features           Basic Price
Block A, B, C,                                   ***                ***
D & E Aircraft          ***
Block F & G                                      ***                ***
Aircraft                ***
Block H                                          ***                ***
Aircraft                ***
Block I                                          ***                ***
Aircraft                ***
Block J                                          ***                ***
Aircraft                ***
Block K                                          ***                ***
Aircraft                ***
Block L                                          ***                ***
Aircraft                ***


Block T                 ***                      ***                ***

Aircraft



                                       15-1

P.A. No. 1810
K/SWA

         3.3 Aircraft Price. The Aircraft Price will be established at the time of delivery of such Aircraft to Buyer and will be the sum of:

                  3.3.1 the Aircraft Basic Price, which is *** for the Block A, B, C, D and E Aircraft, *** for the Block F and G Aircraft, *** for the Block H Aircraft, *** for the Block I Aircraft, *** for the Block J Aircraft, *** for the Block K Aircraft and *** for the Block L Aircraft; *** for the Block T Aircraft; plus

                  3.3.2 the Economic Price Adjustments for the Aircraft Basic Price, as calculated pursuant to the formulas set forth in Exhibit D (Price Adjustments Due to Economic Fluctuations - Aircraft) for Aircraft Block A through L, and in Exhibit D-1 (Price Adjustments Due to Economic Fluctuations - Aircraft) for Aircraft Block T; plus

                  3.3.3 other price adjustments made pursuant to this Agreement or other written agreements executed by Boeing and Buyer.

         3.4 Advance Payment Base Price.

                  3.4.1 Advance Payment Base Price. For advance payment purposes, the following estimated delivery prices of the Aircraft (Advance Payment Base Price) have been established, using currently available forecasts of the escalation factors used by Boeing as of the date of signing this Agreement. The Advance Payment Base Price of each Aircraft is set forth below:

             Month and Year of                        Advance Payment Base
             Scheduled Delivery                       Price per Aircraft

                               Block A Aircraft***


             October 1997
             November 1997

                               Block B Aircraft***

             January 1998
             February 1998
             March 1998
             April 1998
             May 1998
             June 1998
             July 1998
             September 1998



                                       15-2

P.A. No. 1810
K/SWA

                               Block C Aircraft***

             February 1999
             May 1999
             July 1999
             August 1999
             September 1999

                               Block D Aircraft***

             November 1999
             December 1999
             January 2000
             March 2000
             July 2000
             August 2000

                               Block E Aircraft***

             December 2000
             January 2001
             February 2001
             March 2001
             June 2001
             July 2001
             September 2001

                               Block F Aircraft***

             October 1998
             November 1998
             December 1998

                               Block G Aircraft***

             March 1999

                               Block H Aircraft***

             June 1999
             July 1999
             August 1999
             September 1999
             October 1999
             March 2000
             April 2000
             September 2000
             October 2000
             March 2001
             April 2001
             October 2001




                                      15-3

P.A. No. 1810
K/SWA

                               Block I Aircraft***

             November 2001
             December 2001
             January 2002
             March 2002
             April 2002
             July 2002
             October 2002


                               Block J Aircraft***

             January 2003
             March 2003

                               Block K Aircraft***

             April 2004
             July 2004

                               Block L Aircraft***

             October 1999
             November 1999
             December 1999
             June 2000
             July 2000
             September 2000
             October 2000
             November 2000
             December 2000
             January 2001
             February 2001
             July 2001
             September 2001
             October 2001
             September 2002

                               Block T Aircraft***

             November 2001
             February 2002
             May 2002
             June 2002
             July 2002
             August 2002
             November 2002
             February 2003
             May 2003



                                     15-4

P.A. No. 1810
K/SWA

             June 2003
             August 2003
             February 2004
             March 2004
             April 2004
             May 2004
             June 2004
             July 2004
             August 2004
             September 2004
             October 2004
             November 2004
             February 2005
             May 2005
             June 2005
             August 2005
             September 2005
             February 2006
             March 2006
             May 2006
             June 2006
             July 2006
             August 2006
             September 2006
             November 2006
             December 2006
             January 2007
             February 2007
             March 2007
             April 2007
             May 2007
             June 2007
             July 2007
             August 2007
             September 2007
             October 2007
             November 2007
             December 2007


                  3.4.2 Adjustment of Advance Payment Base Prices - Long-Lead Aircraft. For Aircraft scheduled for delivery 36 months or more after the date of this Agreement, the Advance Payment Base Prices appearing in Article 3.4.1 will be used to determine the amount of the first advance payment to be made by Buyer on the Aircraft. No later than 25 months before the scheduled month of delivery of each affected Aircraft, Boeing will increase or decrease the Advance Payment Base Price of such Aircraft as required to reflect the effects of (i) any adjustments in the Aircraft Basic Price pursuant to this Agreement and (ii) the then-current forecasted escalation factors used by Boeing. Boeing will provide the adjusted Advance Payment Base Prices



                                     15-5

P.A. No. 1810
K/SWA
for each affected Aircraft to Buyer, and the advance payment schedule will be considered amended to substitute such adjusted Advance Payment Base Prices.




                                      15-6

P.A. No. 1810
K/SWA

                          Supplemental Agreement No. 16

                                       to

                           Purchase Agreement No. 1810

                                     between

                               THE BOEING COMPANY

                                       and

                             SOUTHWEST AIRLINES CO.

                    Relating to Boeing Model 737-7H4 Aircraft


         THIS SUPPLEMENTAL AGREEMENT, entered into as of APRIL 30, 2001, by and between THE BOEING COMPANY, a Delaware corporation with its principal offices in Seattle, Washington, (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with its principal offices in Dallas, Texas (Buyer);

         WHEREAS, the parties hereto entered into Purchase Agreement No. 1810 dated January 19, 1994, relating to Boeing Model 737-7H4 aircraft (the Agreement) and;

         WHEREAS, Buyer has agreed to accelerate one (1) Block E Aircraft from July 2001 to June 2001.

         NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1. The Table of Contents of the Agreement is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Agreement by this reference.



*** PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION.



                                    SA-16-1

P.A. No. 1810
K/SWA

2. Article 2, entitled "Delivery, Title and Risk of Loss," paragraph 2.1, entitled "Time of Delivery," is deleted in its entirety and replaced by a new paragraph 2.1 revised to delete the one (1) of Block E Aircraft delivering in July 2001 and change the quantity of Block E Aircraft delivering in June 2001 from two (2) to three (3). Such new pages 2-1, 2-2, 2-3 and 2-4 are attached hereto and incorporated into the Agreement by this reference.

3. Article 3, entitled "Price of Aircraft", paragraph 3.4 entitled "Advance Payment Base Price," subparagraph 3.4.1 entitled "Advance Payment Base Price" is deleted in its entirety and replaced by a new subparagraph 3.4.1 revised to delete the Advance Payment Base Price for the month of July 2001 Block E Aircraft. Such new pages 3-1, 3-2, 3-3, 3-4, 3-5 and 3-6 are attached hereto and incorporated into the Agreement by this reference.

4. As a result of this Supplemental Agreement, Boeing will refund to Buyer the amount ***. Such amount reflects the difference in advance payments due as a result of the acceleration of the one (1) Block E Aircraft from July 2001 to June 2001. The refund will be effected by Buyer (i) reducing advance payments in the amount of *** due May 1, 2001 by ***, resulting in a total payment due May 1, 2001 of ***, and (ii) reducing advance payments in the amount of *** due June 1, 2001 by ***, resulting in a total payment due June 1, 2001 of. ***

The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                     SOUTHWEST AIRLINES CO.



By: MICHAEL S. ANDERSON                By: LAURA WRIGHT
    -------------------------             --------------------------

Its: Attorney-In-Fact                  Its: Treasurer
    -------------------------              -------------------------



                                    SA-16-2

P.A. No. 1810
K/SWA

                               PURCHASE AGREEMENT

                                     between

                               THE BOEING COMPANY

                                       and

                             SOUTHWEST AIRLINES CO.






                    Relating to Boeing Model 737-7H4 Aircraft

                         Purchase Agreement Number 1810













P.A. No. 1810
K/SWA

                                TABLE OF CONTENTS


                                                                                       Page             SA
                                                                                     Number         Number
                                                                                     ------         ------
ARTICLES
--------
1.                       Subject Matter of Sale..........................................1-1         SA-13

2.                       Delivery, Title and Risk
                         of Loss.........................................................2-1         SA-16

3.                       Price of Aircraft...............................................3-1         SA-16

4.                       Taxes...........................................................4-1

5.                       Payment.........................................................5-1

6.                       Excusable Delay.................................................6-1

7.                       Changes to the Detail
                         Specification...................................................7-1          SA-1

8.                       Federal Aviation Requirements and
                         Certificates and Export License.................................8-1

9.                       Representatives, Inspection,
                         Flights and Test Data...........................................9-1

10.                      Assignment, Resale or Lease....................................10-1

11.                      Termination for Certain Events.................................11-1

12.                      Product Assurance; Disclaimer and
                         Release; Exclusion of Liabilities;
                         Customer Support; Indemnification
                         and Insurance..................................................12-1

13.                      Buyer Furnished Equipment and
                         Spare Parts....................................................13-1

14.                      Contractual Notices and Requests...............................14-1

15.                      Miscellaneous..................................................15-1



                                        i

P.A. No. 1810
K/SWA                                                                      SA-16

                                TABLE OF CONTENTS


                                                                                                        SA
                                                                                                    Number
                                                                                                    ------
EXHIBITS
--------
A                        Aircraft Configuration                                                      SA-13

B                        Product Assurance Document                                                   SA-1

C                        Customer Support Document

D                        Price Adjustments Due to
                         Economic Fluctuations - Aircraft                                            SA-13

E                        Buyer Furnished Equipment
                         Provisions Document

F                        Defined Terms Document



LETTER AGREEMENTS
-----------------

1810-1                   Waiver of Aircraft Demonstration Flight



                                       ii

P.A. No. 1810
K/SWA                                                                      SA-16

                                TABLE OF CONTENTS

                                                                                                 SA
                                                                                             Number
                                                                                             ------
RESTRICTED LETTER AGREEMENTS
----------------------------
6-1162-RLL-932R2               Promotional Support                                           SA-13

6-1162-RLL-933R9               Option Aircraft                                               SA-13

6-1162-RLL-934R3               Disclosure of Confidential                                    SA-14
                               Information

6-1162-RLL-935R1               Performance Guarantees                                        SA-1

6-1162-RLL-936R4               Certain Contractual Matters                                   SA-4

6-1162-RLL-937                 Alternate Advance Payment Schedule

6-1162-RLL-938                 ***

6-1162-RLL-939R1               Certification Flight Test Aircraft                            SA-1

6-1162-RLL-940R1               Training Matters                                              SA-1

6-1162-RLL-941R2               Other Matters                                                 SA-13

6-1162-RLL-942                 Open Configuration Matters

6-1162-RLL-943R1               Substitution Rights                                           SA-6

6-1162-RLL-944                 Airframe Maintenance Material Cost
                               Protection Program

6-1162-RLL-945                 Comparison of 737-7H4 and 737-3H4
                               Block Fuel Burn

6-1162-RLL-1855R3              Additional Contractual Matters                                SA-4

6-1162-RLL-1856                ***                                                           SA-1

6-1162-RLL-1857                Service Ready Validation Program                              SA-1
                               Field Test

6-1162-RLL-1858R1              Escalation Matters                                            SA-4



                                       iii

P.A. No. 1810
K/SWA                                                                      SA-16

                             TABLE OF CONTENTS CON'T

                                                                                                 SA
                                                                                             Number
                                                                                             ------
RESTRICTED LETTER AGREEMENTS
----------------------------
6-1162-RLL-2036                Amortization of Costs for
                               Customer Unique Changes                                       SA-1

6-1162-RLL-2037                Reconciliation of the Aircraft                                SA-1
                               Basic Price

6-1162-RLL-2073                Maintenance Training Matters                                  SA-1

6-1162-KJJ-054                 Business Matters                                              SA-13

6-1162-KJJ-055                 Structural Matters                                            SA-13

6-1162-KJJ-056                 Noise and Emission Matters                                    SA-13

6-1162-KJJ-057                 Product Development Matters                                   SA-13

6-1162-KJJ-058                 Additional Substitution Rights                                SA-13

6-1162-KJJ-150                 Flight Control Computer & Mode                                SA-14
                               Control Panel Spares Matter



                                       iv

P.A. No. 1810
K/SWA                                                                      SA-16

                           PURCHASE AGREEMENT NO. 1810

                                   Relating to

                          BOEING MODEL 737-7H4 AIRCRAFT

                                   ----------


         This Agreement is entered into as of January 19th 1994, by and between The Boeing Company, a Delaware corporation, with its principal office in Seattle, Washington (Boeing), and Southwest Airlines Co., a Texas corporation, with its principal office in the City of Dallas, State of Texas (Buyer).


Accordingly, Boeing and Buyer agree as follows:



                                        1

P.A. No. 1810
K/SWA

ARTICLE 1. Subject Matter of Sale.

         1.1 The Aircraft. Subject to the terms and conditions of this Agreement, Boeing will manufacture and deliver to Buyer and Buyer will purchase and accept delivery from Boeing of one hundred forty-two (142) Boeing Model 737-7H4 aircraft (the Aircraft) manufactured in accordance with Boeing Detail Specification D6-38808-1, dated October 30, 1996, as described in Exhibit A, and ninety-four (94) Boeing Model 737-7H4 (the Aircraft) manufactured in accordance with Boeing Detail Specification D6-38808-1, Revision A, dated February 24, 1998 as described in Exhibit A-1, as modified from time to time in accordance with this Agreement (Detail Specification).

         1.2 Additional Goods and Services. In connection with the sale of the Aircraft, Boeing will also provide to Buyer certain other things under this Agreement, including data, documents, training and services, all as described in this Agreement.

         1.3 Performance Guarantees. Any performance guarantees applicable to the Aircraft will be expressly included in this Agreement. Where performance guarantees are included in this Agreement other than within the Detail Specification, such guarantees will be treated as being incorporated in the Detail Specification by this reference.

         1.4 Defined Terms. For ease of use, certain terms are treated as defined terms in this Agreement. Such terms are identified with a capital letter and set forth and/or defined in Exhibit F.



                                       1-1

P.A. No. 1810
K/SWA                                                                      SA-13

ARTICLE 2. Delivery, Title and Risk of Loss.

         2.1 Time of Delivery. The Aircraft will be delivered to Buyer by Boeing, assembled and ready for flight and Buyer will accept delivery of the Aircraft, in accordance with the following schedule:

             Month and Year
               of Delivery                           Quantity of Aircraft
               -----------                           --------------------
                                Block A Aircraft

             October 1997                                     Two (2)
             November 1997                                    Two (2)

                                Block B Aircraft

             January 1998                                     Two (2)
             February 1998                                    Three (3)
             March 1998                                       Two (2)
             April 1998                                       Two (2)
             May 1998                                         Two (2)
             June 1998                                        One (1)
             July 1998                                        Two (2)
             September 1998                                   Two (2)

                                Block C Aircraft

             February 1999                                    Four (4)
             May 1999                                         Four (4)
             July 1999                                        Four (4)
             August 1999                                      One (1)
             September 1999                                   Three (3)

                                Block D Aircraft

             November 1999                                    Two (2)
             December 1999                                    One (1)
             January 2000                                     One (1)
             March 2000                                       Four (4)
             July 2000                                        Four (4)
             August 2000                                      Three (3)

                                Block E Aircraft

             December 2000                                    Two (2)
             January 2001                                     One (1)
             February 2001                                    One (1)
             March 2001                                       Two (2)
             June 2001                                        Three (3)
             September 2001                                   Three (3)



                                       2-1

P.A. No. 1810
K/SWA                                                                      SA-16

                                Block F Aircraft

             October 1998                                     One (1)
             November 1998                                    Two (2)
             December 1998                                    Two (2)

                                Block G Aircraft

             March 1999                                       Two (2)

                                Block H Aircraft

             June 1999                                        Two (2)
             July 1999                                        One (1)
             August 1999                                      One (1)
             September 1999                                   Two (2)
             October 1999                                     One (1)
             March 2000                                       One (1)
             April 2000                                       Two (2)
             September 2000                                   One (1)
             October 2000                                     Two (2)
             March 2001                                       Two (2)
             April 2001                                       One (1)
             October 2001                                     Three (3)

                                Block I Aircraft

             November 2001                                    Two (2)
             December 2001                                    One (1)
             January 2002                                     One (1)
             March 2002                                       Four (4)
             April 2002                                       Two (2)
             July 2002                                        Four (4)
             October 2002                                     Four (4)

                                Block J Aircraft

             January 2003                                     Four (4)
             March 2003                                       One (1)

                                Block K Aircraft

             April 2004                                       Two (2)
             July 2004                                        Three (3)

                                Block L Aircraft

             October 1999                                     One (1)
             November 1999                                    Two (2)
             December 1999                                    One (1)
             June 2000                                        Three (3)
             July 2000                                        Three (3)
             September 2000                                   One (1)
             October 2000                                     One (1)



                                       2-2

P.A. No. 1810
K/SWA                                                                      SA-16

             November 2000                                    Four (4)
             December 2000                                    One(1)
             January 2001                                     One (1)
             February 2001                                    One (1)
             July 2001                                        One (1)
             September 2001                                   One (1)
             October 2001                                     One (1)
             September 2002                                   Three (3)

                                Block T Aircraft

             November 2001                                    One (1)
             February 2002                                    One (1)
             May 2002                                         One (1)
             June 2002                                        Two (2)
             July 2002                                        One (1)
             August 2002                                      Two (2)
             November 2002                                    Two (2)
             February 2003                                    One (1)
             May 2003                                         Two (2)
             June 2003                                        Two (2)
             August 2003                                      Three (3)
             February 2004                                    Three (3)
             March 2004                                       Three (3)
             April 2004                                       One (1)
             May 2004                                         Four (4)
             June 2004                                        Three (3)
             July 2004                                        Two (2)
             August 2004                                      Two (2)
             September 2004                                   Two (2)
             October 2004                                     Two (2)
             November 2004                                    Two (2)
             February 2005                                    One (1)
             May 2005                                         One (1)
             June 2005                                        One (1)
             August 2005                                      One (1)
             September 2005                                   One (1)
             February 2006                                    Three (3)
             March 2006                                       One (1)
             May 2006                                         Three (3)
             June 2006                                        Four (4)
             July 2006                                        One (1)
             August 2006                                      Three (3)
             September 2006                                   Three (3)
             November 2006                                    Two (2)
             December 2006                                    Two (2)
             January 2007                                     Two (2)
             February 2007                                    Three (3)
             March 2007                                       Two (2)
             April 2007                                       Two (2)
             May 2007                                         Two (2)
             June 2007                                        Two (2)
             July 2007                                        Two (2)



                                       2-3

P.A. No. 1810
K/SWA                                                                      SA-16

             August 2007                                      Two (2)
             September 2007                                   Two (2)
             October 2007                                     Two (2)
             November 2007                                    Two (2)
             December 2007                                    Two (2)


         2.2 Notice of Target Delivery Date. Boeing will give Buyer notice of the Target Delivery Date of the Aircraft approximately 30 days prior to the scheduled month of delivery.

         2.3 Notice of Delivery Date. If Boeing gives Buyer at least 7 days' notice of the delivery date of the Aircraft, and an Aircraft delivery is delayed beyond such delivery date due to the responsibility of Buyer, Buyer will reimburse Boeing for all costs incurred by Boeing as a result of such delay, including amounts for storage, insurance, Taxes, preservation or protection of the Aircraft and interest on payments due.

         2.4 Place of Delivery. The Aircraft will be delivered at an airport facility selected by Boeing in the State of Washington, unless mutually agreed otherwise.

         2.5 Title and Risk of Loss. Title to and risk of loss of an Aircraft will pass from Boeing to Buyer upon delivery of such Aircraft, but not prior thereto.

         2.6 Bill of Sale. Upon delivery of an Aircraft Boeing will deliver to Buyer a bill of sale conveying good title to such Aircraft, free of all liens, claims, charges and encumbrances of every kind whatsoever, and such other appropriate documents of title as Buyer may reasonably request.



                                       2-4

P.A. No. 1810
K/SWA                                                                      SA-16

ARTICLE 3. Price of Aircraft.

         3.1 Definitions.

                  3.1.1 Special Features are the features incorporated in Exhibit A which have been selected by Buyer.

                  3.1.2 Base Aircraft Price is the Aircraft Basic Price excluding the price of Special Features.

                  3.1.3 Aircraft Basic Price is comprised of the Base Aircraft Price and the price of the Special Features.

                  3.1.4 Economic Price Adjustment is the adjustment to the Aircraft Basic Price (Base Aircraft and Special Features) as calculated pursuant to Exhibit D or Exhibit D-1 as applicable.

                  3.1.5 Aircraft Price is the total amount Buyer is to pay for the Aircraft at the time of delivery.

         3.2 Aircraft Basic Price.

                  The Aircraft Basic Price for Block A through L Aircraft, is expressed in July 1992 dollars; the Aircraft Basic Price for Block T Aircraft, is expressed in July 1999 dollars; as set forth below:

                                 Base                            Special                            Aircraft
                                 Aircraft Price                  Features                           Basic Price
Block A, B, C,
D & E Aircraft                   ***                             ***                                ***
Block F & G
Aircraft                         ***                             ***                                ***
Block H
Aircraft                         ***                             ***                                ***
Block I
Aircraft                         ***                             ***                                ***
Block J
Aircraft                         ***                             ***                                ***
Block K
Aircraft                         ***                             ***                                ***
Block L
Aircraft                         ***                             ***                                ***


Block T
Aircraft                         ***                             ***                                ***



                                      15-1

P.A. No. 1810
K/SWA

         3.3 Aircraft Price. The Aircraft Price will be established at the time of delivery of such Aircraft to Buyer and will be the sum of:

                  3.3.1 the Aircraft Basic Price, which is *** for the Block A, B, C, D and E Aircraft, *** for the Block F and G Aircraft, *** for the Block H Aircraft, *** for the Block I Aircraft, *** for the Block J Aircraft, *** for the Block K Aircraft and *** for the Block L Aircraft; *** for the Block T Aircraft; plus

                  3.3.2 the Economic Price Adjustments for the Aircraft Basic Price, as calculated pursuant to the formulas set forth in Exhibit D (Price Adjustments Due to Economic Fluctuations - Aircraft) for Aircraft Block A through L, and in Exhibit D-1 (Price Adjustments Due to Economic Fluctuations - Aircraft) for Aircraft Block T; plus

                  3.3.3 other price adjustments made pursuant to this Agreement or other written agreements executed by Boeing and Buyer.

         3.4 Advance Payment Base Price.

                  3.4.1 Advance Payment Base Price. For advance payment purposes, the following estimated delivery prices of the Aircraft (Advance Payment Base Price) have been established, using currently available forecasts of the escalation factors used by Boeing as of the date of signing this Agreement. The Advance Payment Base Price of each Aircraft is set forth below:

             Month and Year of                                Advance Payment Base
             Scheduled Delivery                               Price per Aircraft
             ------------------                               --------------------
                               Block A Aircraft***


             October 1997
             November 1997

                               Block B Aircraft***

             January 1998
             February 1998
             March 1998
             April 1998
             May 1998
             June 1998
             July 1998
             September 1998



                                      15-2

P.A. No. 1810
K/SWA

                               Block C Aircraft***

             February 1999
             May 1999
             July 1999
             August 1999
             September 1999

                               Block D Aircraft***

             November 1999
             December 1999
             January 2000
             March 2000
             July 2000
             August 2000

                               Block E Aircraft***

             December 2000
             January 2001
             February 2001
             March 2001
             June 2001
             September 2001

                               Block F Aircraft***

             October 1998
             November 1998
             December 1998

                               Block G Aircraft***

             March 1999

                               Block H Aircraft***

             June 1999
             July 1999
             August 1999
             September 1999
             October 1999
             March 2000
             April 2000
             September 2000
             October 2000
             March 2001
             April 2001
             October 2001



                                      15-3

P.A. No. 1810
K/SWA

                               Block I Aircraft***

             November 2001
             December 2001
             January 2002
             March 2002
             April 2002
             July 2002
             October 2002


                               Block J Aircraft***

             January 2003
             March 2003

                               Block K Aircraft***

             April 2004
             July 2004

                               Block L Aircraft***

             October 1999
             November 1999
             December 1999
             June 2000
             July 2000
             September 2000
             October 2000
             November 2000
             December 2000
             January 2001
             February 2001
             July 2001
             September 2001
             October 2001
             September 2002


                               Block T Aircraft***

             November 2001
             February 2002
             May 2002
             June 2002
             July 2002
             August 2002
             November 2002
             February 2003
             May 2003
             June 2003



                                      15-4

P.A. No. 1810
K/SWA

             August 2003
             February 2004
             March 2004
             April 2004
             May 2004
             June 2004
             July 2004
             August 2004
             September 2004
             October 2004
             November 2004
             February 2005
             May 2005
             June 2005
             August 2005
             September 2005
             February 2006
             March 2006
             May 2006
             June 2006
             July 2006
             August 2006
             September 2006
             November 2006
             December 2006
             January 2007
             February 2007
             March 2007
             April 2007
             May 2007
             June 2007
             July 2007
             August 2007
             September 2007
             October 2007
             November 2007
             December 2007


                  3.4.2 Adjustment of Advance Payment Base Prices - Long-Lead Aircraft. For Aircraft scheduled for delivery 36 months or more after the date of this Agreement, the Advance Payment Base Prices appearing in Article 3.4.1 will be used to determine the amount of the first advance payment to be made by Buyer on the Aircraft. No later than 25 months before the scheduled month of delivery of each affected Aircraft, Boeing will increase or decrease the Advance Payment Base Price of such Aircraft as required to reflect the effects of (i) any adjustments in the Aircraft Basic Price pursuant to this Agreement and (ii) the then-current forecasted escalation factors used by Boeing. Boeing will provide the adjusted Advance Payment Base Prices for each affected Aircraft to Buyer, and the advance payment schedule will be considered amended to substitute such adjusted Advance Payment Base Prices.



                                      15-5

P.A. No. 1810
K/SWA

                          Supplemental Agreement No. 17

                                       to

                           Purchase Agreement No. 1810

                                     between

                               THE BOEING COMPANY

                                       and

                             SOUTHWEST AIRLINES CO.

                    Relating to Boeing Model 737-7H4 Aircraft


         THIS SUPPLEMENTAL AGREEMENT, entered into as of AUGUST 21, 2001, by and between THE BOEING COMPANY, a Delaware corporation with its principal offices in Seattle, Washington, (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with its principal offices in Dallas, Texas (Buyer);

         WHEREAS, the parties hereto entered into Purchase Agreement No. 1810 dated January 19, 1994, relating to Boeing Model 737-7H4 aircraft (the Agreement) and;

         WHEREAS, Buyer has agreed to delete three (3) Block P Option Aircraft from October 2006, and add three (3) Block N Option Aircraft one (1) February 2004, one (1) May 2004 and one (1) June 2004.

         NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1. The Table of Contents of the Agreement is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Agreement by this reference.


*** PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION.



                                     SA-17-1

P.A. No. 1810
K/SWA

2. Letter Agreement No. 6-1162-RLL-933R9 entitled "Option Aircraft," is deleted in its entirety and replaced by a new Letter Agreement No. 6-1162-RLL-933R10 which is attached hereto and is incorporated into the Agreement by this reference.

The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                  SOUTHWEST AIRLINES CO.



By:  /s/ MICHAEL S. ANDERSON        By: /s/ LAURA WRIGHT
    --------------------------         --------------------------

Its:    Attorney-In-Fact            Its: V.P. Finance & Treasurer
     -------------------------           ------------------------


                                     SA-17-2

P.A. No. 1810
K/SWA

                                TABLE OF CONTENTS


                                                                                       Page             SA
                                                                                     Number         Number
                                                                                     ------         ------
ARTICLES
--------

1.                       Subject Matter of Sale..........................................1-1         SA-13

2.                       Delivery, Title and Risk
                         of Loss.........................................................2-1         SA-16

3.                       Price of Aircraft...............................................3-1         SA-16

4.                       Taxes...........................................................4-1

5.                       Payment.........................................................5-1

6.                       Excusable Delay.................................................6-1

7.                       Changes to the Detail
                         Specification...................................................7-1          SA-1

8.                       Federal Aviation Requirements and
                         Certificates and Export License.................................8-1

9.                       Representatives, Inspection,
                         Flights and Test Data...........................................9-1

10.                      Assignment, Resale or Lease....................................10-1

11.                      Termination for Certain Events.................................11-1

12.                      Product Assurance; Disclaimer and
                         Release; Exclusion of Liabilities;
                         Customer Support; Indemnification
                         and Insurance..................................................12-1

13.                      Buyer Furnished Equipment and
                         Spare Parts....................................................13-1

14.                      Contractual Notices and Requests...............................14-1

15.                      Miscellaneous..................................................15-1


                                       i

P.A. No. 1810                                                              SA-17
K/SWA

TABLE OF CONTENTS


                                                                                                   SA
                                                                                               Number
                                                                                               ------

EXHIBITS
--------

A                        Aircraft Configuration                                                  SA-13

B                        Product Assurance Document                                              SA-1

C                        Customer Support Document

D                        Price Adjustments Due to
                         Economic Fluctuations - Aircraft                                        SA-13

E                        Buyer Furnished Equipment
                         Provisions Document

F                        Defined Terms Document

LETTER AGREEMENTS
-----------------


1810-1                   Waiver of Aircraft Demonstration Flight


                                       ii

P.A. No. 1810                                                              SA-17
K/SWA

                                TABLE OF CONTENTS

                                                                                                 SA
                                                                                             Number
                                                                                             ------
RESTRICTED LETTER AGREEMENTS
----------------------------

6-1162-RLL-932R2               Promotional Support                                           SA-13

6-1162-RLL-933R10              Option Aircraft                                               SA-17

6-1162-RLL-934R3               Disclosure of Confidential                                    SA-14
                               Information

6-1162-RLL-935R1               Performance Guarantees                                        SA-1

6-1162-RLL-936R4               Certain Contractual Matters                                   SA-4

6-1162-RLL-937                 Alternate Advance Payment Schedule

6-1162-RLL-938                 ***

6-1162-RLL-939R1               Certification Flight Test Aircraft                            SA-1

6-1162-RLL-940R1               Training Matters                                              SA-1

6-1162-RLL-941R2               Other Matters                                                 SA-13

6-1162-RLL-942                 Open Configuration Matters

6-1162-RLL-943R1               Substitution Rights                                           SA-6

6-1162-RLL-944                 Airframe Maintenance Material Cost
                               Protection Program

6-1162-RLL-945                 Comparison of 737-7H4 and 737-3H4
                               Block Fuel Burn

6-1162-RLL-1855R3              Additional Contractual Matters                                SA-4

6-1162-RLL-1856                ***                                                           SA-1

6-1162-RLL-1857                Service Ready Validation Program                              SA-1
                               Field Test

6-1162-RLL-1858R1              Escalation Matters                                            SA-4


                                       iii

P.A. No. 1810                                                              SA-17
K/SWA

                             TABLE OF CONTENTS CON'T

                                                                                                 SA
                                                                                             Number
                                                                                             ------
RESTRICTED LETTER AGREEMENTS
----------------------------


6-1162-RLL-2036                Amortization of Costs for
                               Customer Unique Changes                                       SA-1

6-1162-RLL-2037                Reconciliation of the Aircraft                                SA-1
                               Basic Price

6-1162-RLL-2073                Maintenance Training Matters                                  SA-1

6-1162-KJJ-054                 Business Matters                                              SA-13

6-1162-KJJ-055                 Structural Matters                                            SA-13

6-1162-KJJ-056                 Noise and Emission Matters                                    SA-13

6-1162-KJJ-057                 Product Development Matters                                   SA-13

6-1162-KJJ-058                 Additional Substitution Rights                                SA-13

6-1162-KJJ-150                 Flight Control Computer & Mode                                SA-14
                               Control Panel Spares Matter

                                       iv

P.A. No. 1810                                                              SA-17
K/SWA

Southwest Airlines Co.
6-1162-RLL-933R10 Page 1

6-1162-RLL-933R10


Southwest Airlines Co.
P.O. Box 36611 - Love Field
Dallas, Texas 75235

Subject: Letter Agreement No. 6-1162-RLL-933R10 to Purchase Agreement No. 1810 - Option Aircraft


This Letter Agreement amends Purchase Agreement No. 1810 dated as of January 19, 1994 (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737-7H4 aircraft (Aircraft).

All terms used and not defined herein will have the same meaning as in the Agreement.

In consideration of the purchase by Buyer of the Aircraft, Boeing hereby agrees to manufacture and sell to Buyer and Buyer shall have the option to purchase (Option or Options) eighty-seven (87) additional Model 737-7H4 aircraft as described in paragraph 1 of Attachment A hereto (Option Aircraft) and two hundred seventeen (217) Model 737-7H4 Rollover Option Aircraft (Rollover Option Aircraft), subject to the terms and conditions set forth below.

1.       Delivery of Option Aircraft.

         The Option Aircraft will be delivered to Buyer during or before the months set forth in the following schedule:

                                                     Number of                Option
             Month and Year                          Option                   Aircraft
             of Delivery                             Aircraft                 Block
             --------------                          ---------                --------

             March 2003                              Three  (3)                    M
             April 2003                              Two   (2)                     M
             July 2003                               Four  (4)                     M
             October 2003                            Four  (4)                     M


             January 2004                            Four (4)                      N
             February 2004                           One (1)                       N
             March 2004                              One (1)                       N
             April 2004                              One (1)                       N
             May 2004                                One (1)                       N
             June 2004                               One (1)                       N
             August 2004                             Two   (2)                     N
             September 2004                          Three (3)                     N
             October 2004                            Two   (2)                     N

P.A. No. 1810
K/SWA                                                                      SA-17

Southwest Airlines Co.
6-1162-RLL-933R10   Page 2


                                                     Number of                Option
             Month and Year                          Option                   Aircraft
             of Delivery                             Aircraft                 Block
             --------------                          ---------                --------

             January 2005                            Four (4)                    O
             March 2005                              Four (4)                    O
             April 2005                              Two (2)                     O
             July 2005                               Four (4)                    O
             October 2005                            Four (4)                    O

             January 2006                            Four (4)                    P
             March 2006                              Four (4)                    P
             April 2006                              Two (2)                     P
             July 2006                               Four (4)                    P
             October 2006                            One (1)                     P

             January 2008                            Two (2)                     U
             February 2008                           Three (3)                   U
             March 2008                              Two (2)                     U
             April 2008                              Two (2)                     U
             May 2008                                Two (2)                     U
             June 2008                               Two (2)                     U
             July 2008                               Two (2)                     U
             August 2008                             Two (2)                     U
             September 2008                          Two (2)                     U
             October 2008                            Two (2)                     U
             November 2008                           Two (2)                     U
             December 2008                           Two (2)                     U

2.       Delivery of Rollover Option Aircraft.

         2.1 The Rollover Option Aircraft will be delivered to Buyer during or before the years set forth in the following schedule:

                                                                              Option
             Year of                   Number of                              Aircraft
             Delivery                  Option Aircraft                        Block
             --------                  ---------------                        --------

             2007                      Twenty (20)                                 Q
             2008                      Twenty (20)                                 R
             2009                      Six (6)                                     S
             2009-2012                 One hundred seventy one                     V
                                       (171)


P.A. No. 1810
K/SWA                                                                      SA-17

Southwest Airlines Co.
6-1162-RLL-933R10   Page 3

         2.2 The two hundred seventeen (217) Rollover Option Aircraft may be converted into Option Aircraft or firm Aircraft, from time to time, in any of the following ways:

                  2.2.1 Buyer can exercise any Option for an Option Aircraft described in Article 1 above, and will be offered the right to convert one Rollover Option Aircraft into an Option Aircraft for each Option exercised.

                  2.2.2 If Buyer elects not to exercise an Option, Buyer may convert one Rollover Option Aircraft to an Option Aircraft; otherwise, one Rollover Option Aircraft will be deleted for each Option not exercised by Buyer.

                  2.2.3 Buyer may convert Rollover Option Aircraft directly to firm Aircraft. When Buyer converts one or more Rollover Option Aircraft to firm Aircraft, Buyer will be offered the right to convert one Rollover Option Aircraft into an Option Aircraft for each converted Rollover Option Aircraft.

         2.3 Buyer may not convert Rollover Option Aircraft to Option Aircraft except in accordance with Article 2.2 above.

         2.4 Base Price Adjustments for Rollover Option Aircraft which are converted to Option Aircraft or firm Aircraft shall be in accordance with
Article 2.2.5 of Attachment A to this Letter Agreement.

         2.5 The delivery month offered by Boeing to Buyer for any Option or firm Aircraft resulting from a conversion of a Rollover Option Aircraft will be at least 24 months from the corresponding Option exercise date or firm order.

         2.6 Upon conversion of a Rollover Option Aircraft into an Option Aircraft, Buyer shall wire transfer the Deposit of *** to Boeing and Boeing and Buyer shall agree on a delivery position for that aircraft. Section 1 of this Letter Agreement will be amended accordingly. In the event Buyer thereafter exercises its right to purchase such Option Aircraft, application of the Deposit will be in accordance with Article 4.1 herein. If the conversion is a Rollover Option Aircraft to a firm Aircraft, Buyer shall wire transfer any advance payments due under the Agreement.

         2.7 Buyer and Boeing will consult on a frequent basis to keep each other informed as to

P.A. No. 1810
K/SWA                                                                      SA-17

Southwest Airlines Co.
6-1162-RLL-933R10   Page 4

Buyer's fleet plans and Boeing's production plans in order to accommodate to the greatest extent reasonably possible each party's needs in managing the delivery schedule for the Rollover Option Aircraft. Boeing acknowledges Buyer's need for delivery positions in the 2007-2012 time frame, as well as the possibility of a need for delivery positions in earlier years and will use its best reasonable efforts to meet Buyer's needs.

3.       Price.

         3.1 The advance payment base prices of the Option Aircraft set forth below and in paragraph 2.1 of Attachment A represent the estimated delivery prices of the Option Aircraft. The Option Aircraft pricing elements and associated pricing terms and conditions are given in Attachment A.

         3.2 Price and escalation provisions for Model 737-7H4 aircraft delivering after 2004 are not currently available. The estimated Advance Payment Base Prices shown in paragraph 3.3 below and in paragraph 2.1 of Attachment A are based on currently available price and escalation provisions. As price and escalation provisions become available for Model 737-7H4 aircraft delivering after 2004, such price and escalation provisions will be appropriately applied to the applicable Option Aircraft.

For additional information relating to price and escalation provisions applicable to Option Aircraft delivering after 2004 refer to paragraphs 2.2 and
3.2 of Attachment A.

         3.3 The Advance Payment Base Prices of the Option Aircraft indicated below do include an amount for special features in addition to those specifically described in Attachment A but do not include any amount for items of Buyer Furnished Equipment (BFE). An estimate for typical special features is *** per Aircraft (expressed in 1992 STE dollars) and for BFE is *** per Aircraft (expressed in delivery year dollars).

             Month and Year                                 Advance Payment Base
             of Delivery                                    Price per Option Aircraft
             --------------                                 -------------------------

                                       Block M Aircraft***

             March 2003
             April 2003
             July 2003
             October 2003

P.A. No. 1810
K/SWA                                                                      SA-17

Southwest Airlines Co.
6-1162-RLL-933R10   Page 5

                                       Block N Aircraft***

             January 2004
             February 2004
             March 2004
             April 2004
             May 2004
             June 2004
             August 2004
             September 2004
             October 2004

                                       Block O Aircraft***

             January 2005
             March 2005
             April 2005
             July 2005
             October 2005

                                       Block P Aircraft***

             January 2006
             March 2006
             April 2006
             July 2006
             October 2006

                                       Block U Aircraft***

             January 2008
             February 2008
             March 2008
             April 2008
             May 2008
             June 2008
             July 2008
             August 2008
             September 2008
             October 2008
             November 2008
             December 2008

         3.4 The Option Aircraft purchase price will be the applicable basic price thereof at the time of Option Aircraft delivery adjusted in accordance with Boeing's Aircraft escalation provisions contained in the definitive agreement to purchase the Option Aircraft. The purchase price will include the price for Seller Purchased Equipment (SPE) if Buyer has

P.A. No. 1810
K/SWA                                                                      SA-17

Southwest Airlines Co.
6-1162-RLL-933R10   Page 6


elected to change Buyer Furnished Equipment (BFE) to SPE.

4.       Option Aircraft Payment.

         4.1 In consideration of the granting of the Options as set forth herein, on or before the date Boeing and Buyer enter into a definitive agreement to purchase the Aircraft, Buyer will pay a deposit to Boeing of *** for each Option Aircraft (Deposit). In the event Buyer exercises its Options herein, the amount of the Deposit will be credited against the first advance payment due for such Option Aircraft pursuant to the advance payment schedule set forth in paragraph 3 of Attachment A. The Deposits for the Option Aircraft will be refunded to Buyer, without interest, if the parties do not enter into a definitive Agreement for the Aircraft.

In the event that, after the parties enter into a definitive agreement to purchase the Aircraft, Buyer does not exercise its Options to purchase the Option Aircraft pursuant to the terms and conditions set forth herein, Boeing will be entitled to retain the Deposits for the Option Aircraft except as provided in paragraph 6 herein.

         4.2 Advance payments in the amount of 30% of the advance payment base price will be payable on the Option Aircraft in accordance with paragraph 3 of Attachment A. The remainder of the Option Aircraft purchase price is due at the time of delivery of the Option Aircraft.

5.       Option Exercise.

         5.1 To exercise its Option, Buyer will give written or telegraphic notice thereof to Boeing on or before sixteen (16) months prior to the first day of the delivery month of each Option Aircraft.

In such notice Buyer will select the Option Model type, and the applicable delivery positions.

         5.2 It is understood and agreed that Boeing may accelerate the Option exercise dates specified above if Boeing must make production decisions which are dependent on Buyer's decision to buy the Option Aircraft. If Boeing elects to accelerate the Option exercise dates, Boeing will do so by giving written or telegraphic notice thereof to Buyer. Such notice will specify the revised Option exercise dates, which will not be earlier than 30 days after the date of

P.A. No. 1810
K/SWA                                                                      SA-17

Southwest Airlines Co.
6-1162-RLL-933R10   Page 7


transmittal of such notice, and the Option Aircraft delivery positions affected by such revision. If Buyer fails to exercise its Option for any Option Aircraft affected by such revised dates, the Deposit applicable to such Option Aircraft will be promptly refunded, with interest, to Buyer. The interest rate for calculation of the interest associated with such refund is the rate of two percent (2%) below the Citibank base rate in effect from time to time during the period the Option deposit is held by Boeing.

6.       Contract Terms.

         It is understood that Boeing and Buyer will use their best efforts to enter into a definitive agreement for the Option Aircraft within thirty (30) days after Buyer exercises an Option to purchase Option Aircraft pursuant to paragraph 5 covering the detailed terms and conditions for the sale of such Option Aircraft.

Such definitive agreement will include the terms and conditions contained herein together with the terms and conditions, not inconsistent herewith, contained in Boeing's then-current standard form of purchase agreement for the sale of Model 737-700 aircraft in effect as of the date of Option exercise and such additional terms and conditions as may be mutually agreed upon. In the event the parties have not entered into such an agreement within the time period contemplated herein, either party may, exercisable by written or telegraphic notice given to the other within thirty (30) days after such period, terminate the purchase of such Option Aircraft.

7.       Termination of Option to Purchase.

         Either Boeing or Buyer may terminate the Options to purchase an Option Aircraft if any of the following events are not accomplished by the respective dates contemplated in this letter agreement, or in the Agreement, as the case may be:

         (i) termination of the purchase of the Aircraft under the Agreement for any reason;

         (ii) payment by Buyer of the Deposit with respect to an Option Aircraft pursuant to paragraph 4.1 herein;

         (iii) exercise of an Option to purchase an Option Aircraft pursuant to the terms hereof.

Any termination of an Option to purchase by Boeing which is based on the termination of the purchase of

P.A. No. 1810
K/SWA                                                                      SA-17

Southwest Airlines Co.
6-1162-RLL-933R10   Page 8


Aircraft under the Agreement will be on a one-for-one basis, for each Aircraft so terminated.

Any cancellation of an Option to purchase which is based on failure to make the required Deposit or to exercise the Option to purchase shall only apply to the Option Aircraft so canceled.

Termination of an Option to purchase provided by this letter agreement will be caused by either party giving written notice to the other within 10 days after the applicable date. Upon receipt of such notice, all rights and obligations of the parties with respect to an Option Aircraft for which the Option to purchase has been terminate will thereupon terminate.

If termination is result of a revision of an Option exercise date by Boeing pursuant to paragraph 5.2, Boeing will promptly refund to Buyer, with interest, any payments received from Buyer, including the Deposit, with respect to the Option Aircraft for which the Option is terminated. If termination is for any other reason, Boeing will promptly refund to Buyer, without interest, any payments received from Buyer with respect to the affected Option Aircraft, except the Deposit, which Buyer may apply to any model Boeing aircraft purchased by Buyer from Boeing at a future date.

8. Confidential Treatment. Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the

P.A. No. 1810
K/SWA                                                                      SA-17

Southwest Airlines Co.
6-1162-RLL-933R10   Page 9


9. information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement No. 6-1162-RLL-934, as amended.

Very truly yours,

THE BOEING COMPANY


By /s/ MICHAEL S. ANDERSON
  ------------------------------------

Its ATTORNEY-IN-FACT
   -----------------------------------

ACCEPTED AND AGREED TO this

date: AUGUST 21, 2001
     ---------------------------------

SOUTHWEST AIRLINES CO.


By /s/ LAURA WRIGHT
  ------------------------------------

Its V.P. - FINANCE & TREASURER
   -----------------------------------

Attachments



P.A. No. 1810
K/SWA                                                                      SA-17

Attachment A to
6-1162-RLL-933R10
Page 1


Model 737-7H4 Aircraft

1.       Option Aircraft Description and Changes.

         1.1 Aircraft Description. The Option Aircraft is described by Boeing Detail Specification D6-38808-1, Dated October 30 ,1996 and for Block U Option Aircraft by Boeing Detail Specification D6-38808-1, Rev. A, Dated February 24, 1998.

         1.2 Changes. The Detail Specification will be revised to include:

                  (1) Changes applicable to the basic Model 737-700 aircraft which are developed by Boeing between the date of the Detail Specification and the signing of a definitive agreement to purchase the Option Aircraft.

                  (2) Changes mutually agreed upon.

                  (3) Changes required to obtain a Standard Certificate of Airworthiness.

                  (4) To provide sufficient Option Aircraft manufacturing and procurement lead time it is necessary for Boeing and Buyer to reach final agreement on the Option Aircraft configuration, including BFE/SPE vendor selection fifteen (15) months prior to delivery of each Option Aircraft. If such items are not resolved by the indicated dates, Boeing reserves the right to amend this letter agreement:

                           (i) to adjust the scheduled delivery of the Option
Aircraft to a later time period and,

                           (ii) to make such other changes as are appropriate
and consistent with the revised Option Aircraft deliveries.

         1.3 Effect of Changes. Changes to the Detail Specification incorporated pursuant to the provisions of the clauses above will include the effects of such changes upon Option Aircraft weight, balance, design and performance. Performance guarantees for the Option Aircraft which are mutually acceptable to the parties will be included in the definitive agreement for the Option Aircraft.


P.A. No. 1810
K/SWA                                                                      SA-17

Attachment A to
6-1162-RLL-933R10
Page 2


2.       Price Description

         2.1 Price Elements Per Aircraft


                         1               2            3
                -----------------    ----------    ----------

                    AIRCRAFT &                                    ADV. PMT.
AIRCRAFT        ESTIMATED SPECIAL                  ESTIMATED     BASE PRICE
DELIVERY          FEATURES PRICE     ESTIMATED     ESCALATION    (ELEMENTS)
MO. & YR.          (JULY 1992$)      ESCALATION     SHARING      1 + 2 + 3
---------       -----------------    ----------    ----------    ----------

BLOCK M

MARCH 2003      ***                ***             ***          ***
APRIL 2003      ***                ***             ***          ***
JULY 2003       ***                ***             ***          ***
OCTOBER 2003    ***                ***             ***          ***

BLOCK N

JANUARY 2004    ***                ***             ***          ***
FEBRUARY 2004   ***                ***             ***          ***
MARCH 2004      ***                ***             ***          ***
APRIL 2004      ***                ***             ***          ***
MAY 2004        ***                ***             ***          ***
JUNE 2004       ***                ***             ***          ***
AUGUST 2004     ***                ***             ***          ***
SEPTEMBER 2004  ***                ***             ***          ***
OCTOBER 2004    ***                ***             ***          ***

BLOCK O

JANUARY 2005    ***                ***             ***          ***
MARCH 2005      ***                ***             ***          ***
APRIL 2005      ***                ***             ***          ***
JULY 2005       ***                ***             ***          ***
OCTOBER 2005    ***                ***             ***          ***

BLOCK P

JANUARY 2006    ***                ***             ***          ***
MARCH 2006      ***                ***             ***          ***
APRIL 2006      ***                ***             ***          ***
JULY 2006       ***                ***             ***          ***
OCTOBER 2006    ***                ***             ***          ***


P.A. No. 1810
K/SWA                                                                      SA-17

Attachment A to
6-1162-RLL-933R10
Page 3

                    AIRCRAFT &
                     ADV. PMT.
AIRCRAFT        ESTIMATED SPECIAL                  ESTIMATED     BASE PRICE
DELIVERY         FEATURES PRICE      ESTIMATED     ESCALATION    (ELEMENTS)
MO. & YR.         (JULY 1999$)       ESCALATION     SHARING      1 + 2 + 3
---------       -----------------    ----------    ----------    ----------

BLOCK U

JANUARY 2008           ***             ***             ***             ***
FEBRUARY 2008          ***             ***             ***             ***
MARCH 2008             ***             ***             ***             ***
APRIL 2008             ***             ***             ***             ***
MAY 2008               ***             ***             ***             ***
JUNE 2008              ***             ***             ***             ***
JULY 2008              ***             ***             ***             ***
AUGUST 2008            ***             ***             ***             ***
SEPTEMBER 2008         ***             ***             ***             ***
OCTOBER 2008           ***             ***             ***             ***
NOVEMBER 2008          ***             ***             ***             ***
DECEMBER 2008          ***             ***             ***             ***

2.       Price Description. (Continued)

         2.2 Price Adjustments For Option Aircraft Delivering From January 2005 through December 2012.

                  2.2.1 Special Features. The price for Special Features incorporated in the Option Aircraft Detail Specification will be adjusted to Boeing's then-current prices for such features as of the date of execution of the definitive agreement for the Option Aircraft.

                  2.2.2 Escalation Adjustments. For escalation provisions applicable to Option Aircraft delivering after 2004, see paragraph 2.2.6 below.

                  2.2.3 Base Price Adjustments for FAA Changes. The Aircraft Basic Price of the Option Aircraft will be adjusted for any FAA mandated changes incorporated into the Aircraft.

                  2.2.4 Price Adjustments for Changes. Boeing may adjust the Aircraft Basic Price and the Advance Payment Base Price for any changes mutually agreed upon subsequent to the date that Buyer and Boeing enter into a definitive agreement for the Option Aircraft.

                  2.2.5 Base Price Adjustments. The Aircraft Basic Price of the Option Aircraft will be adjusted to Boeing's then-current prices as of the date of execution of the definitive agreement for the Option Aircraft in


P.A. No. 1810
K/SWA                                                                      SA-17

Attachment A to
6-1162-RLL-933R10
Page 4


accordance with the agreement reached below. The Aircraft Basic Price starting point for Option Aircraft delivering in 2003 is *** (July 1992 STE), for Option Aircraft delivering in 2004 is *** (July 1992 STE), for Options delivering in 2005 through 2009 is *** (July 1992 STE) and for Block U Option Aircraft is *** (July 1999 STE). Such Aircraft Basic Price may increase in accordance with paragraphs 2.2.1, 2.2.2, 2.2.3 and 2.2.4. For any other changes to the Aircraft Basic Price, Boeing may increase the Aircraft Basic Price by a maximum of *** (July 1992 STE) for Aircraft delivering in 2005; by a maximum of *** (July 1992
STE) per year or portion thereof starting in January 2006 through 2009. For Block U Option Aircraft Boeing may increase the Aircraft Basic Price by a maximum of *** (July 1999 STE) per year or portion thereof starting in January 2008.

                  2.2.6 Prices for Long Lead Time Aircraft. Boeing has not established escalation provisions for Model 737-700 aircraft for delivery 2005 and after. Such escalation provisions (i) will be incorporated into the Option Aircraft definitive agreement when such information is available and (ii) will be the then-current escalation provisions applicable to the same model aircraft and engines delivering in the same time period as the Option Aircraft. The resulting revisions to the definitive agreement will include but not be limited to, adjustment of the Aircraft Basic Price of the Option Aircraft, the Advance Payment Base Price, the Aircraft escalation provisions and the advance payment amounts due on the Option Aircraft.

                  2.2.7 BFE to SPE. An estimate of the total price for items of Buyer Furnished Equipment (BFE) changed to Seller Purchased Equipment (SPE) pursuant to the Configuration Specification is included in the Option Aircraft price build-up. The purchase price of the Option Aircraft will be adjusted by the price charged to Boeing for such items plus 10% of such price. If all BFE except developmental avionics is converted to SPE, Boeing will waive the 10% fee.

3.       Advance Payment Schedules, Prices and Adjustments.

         3.1 Buyer will pay to Boeing advance payments for the Option Aircraft on the dates and in the amounts determined below.


P.A. No. 1810
K/SWA                                                                      SA-17

Attachment A to
6-1162-RLL-933R10
Page 5


                                                                 Amount Due per Aircraft
                                                                    (Percentage times
Due Date of Payment                                            Advance Payment Base Price)
-------------------                                            ---------------------------

Deposit                                                              ***(if
                                                                     applicable)

18 months prior to the first                                         15% (less the
day of the scheduled delivery                                             Deposit if any)
month of the Aircraft

12 months prior to the first                                         5%
day of the scheduled delivery
month of the Aircraft

9 months prior to the first                                          5%
day of the scheduled delivery
month of the Aircraft

6 months prior to the first                                          5%
day of the scheduled delivery
month of the Aircraft
                                                                   ---

                    Total                                           30%

Any advance payments that would be past due as of the date of signing the definitive purchase agreement for the Option Aircraft in accordance with the above schedule are due and payable on such date.

         3.2 Option Aircraft advance payment base prices will be increased or decreased, as appropriate, at the time of signing of the definitive purchase agreement for the Option Aircraft, using the then-current forecasted aircraft escalation factors used by Boeing, to determine the amount of the advance payments to be made by Buyer on the Option Aircraft.


P.A. No. 1810
K/SWA                                                                      SA-17

                          Supplemental Agreement No. 18

                                       to

                           Purchase Agreement No. 1810

                                     between

                               THE BOEING COMPANY

                                       and

                             SOUTHWEST AIRLINES CO.

                    Relating to Boeing Model 737-7H4 Aircraft


         THIS SUPPLEMENTAL AGREEMENT, entered into as of OCTOBER 17, 2001, by and between THE BOEING COMPANY, a Delaware corporation with its principal offices in Seattle, Washington, (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with its principal offices in Dallas, Texas (Buyer);

         WHEREAS, the parties hereto entered into Purchase Agreement No. 1810 dated January 19, 1994, relating to Boeing Model 737-7H4 aircraft (the Agreement) and;

         WHEREAS, Buyer has agreed to decelerate delivery dates of Aircraft as follows:


         *** PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION.

                                     SA-18-1

P.A. No. 1810
K/SWA

                                Block E Aircraft

             WAS

             December 2000                                    Two (2)
             January 2001                                     One (1)
             February 2001                                    One (1)
             March 2001                                       Two (2)
             June 2001                                        Three (3)
             September 2001                                   Three (3)

             NEW

             December 2000                                    Two (2)
             January 2001                                     One (1)
             February 2001                                    One (1)
             March 2001                                       Two (2)
             June 2001                                        Three (3)
             September 2001                                   One (1)
             November 2001                                    Two (2)

                                Block H Aircraft

             WAS

             June 1999                                        Two (2)
             July 1999                                        One (1)
             August 1999                                      One (1)
             September 1999                                   Two (2)
             October 1999                                     One (1)
             March 2000                                       One (1)
             April 2000                                       Two (2)
             September 2000                                   One (1)
             October 2000                                     Two (2)
             March 2001                                       Two (2)
             April 2001                                       One (1)
             October 2001                                     Three (3)

             NEW

             June 1999                                        Two (2)
             July 1999                                        One (1)
             August 1999                                      One (1)
             September 1999                                   Two (2)
             October 1999                                     One (1)
             March 2000                                       One (1)
             April 2000                                       Two (2)
             September 2000                                   One (1)
             October 2000                                     Two (2)
             March 2001                                       Two (2)
             April 2001                                       One (1)
             November 2001                                    Three (3)

                                Block I Aircraft

             WAS

             November 2001                                    Two (2)
             December 2001                                    One (1)
             January 2002                                     One (1)
             March 2002                                       Four (4)
             April 2002                                       Two (2)
             July 2002                                        Four (4)
             October 2002                                     Four (4)

                                     SA-18-2

P.A. No. 1810
K/SWA

             NEW

             November 2001                                    Two (2)
             December 2001                                    One (1)
             January 2002                                     One (1)
             March 2002                                       Four (4)
             April 2002                                       Two (2)
             May 2003                                         One (1)
             June 2003                                        Two (2)
             July 2003                                        One (1)
             September 2003                                   Two (2)
             October 2003                                     Two (2)

                                Block J Aircraft

             WAS

             January 2003                                     Four (4)
             March 2003                                       One (1)

             NEW

             November 2003                                    Two (2)
             February 2004                                    Two (2)
             March 2004                                       One (1)

                                Block K Aircraft

             WAS

             April 2004                                       Two (2)
             July 2004                                        Three (3)

             NEW

             March 2004                                       One (1)
             April 2004                                       Three (3)
             May 2004                                         One (1)

                                Block L Aircraft

             WAS

             October 1999                                     One (1)
             November 1999                                    Two (2)
             December 1999                                    One (1)
             June 2000                                        Three (3)
             July 2000                                        Three (3)
             September 2000                                   One (1)
             October 2000                                     One (1)
             November 2000                                    Four (4)
             December 2000                                    One (1)
             January 2001                                     One (1)
             February 2001                                    One (1)
             July 2001                                        One (1)
             September 2001                                   One (1)
             October 2001                                     One (1)
             September 2002                                   Three (3)

             NEW

             October 1999                                     One (1)
             November 1999                                    Two (2)
             December 1999                                    One (1)

                                     SA-18-3

P.A. No. 1810
K/SWA

             June 2000                                        Three (3)
             July 2000                                        Three (3)
             September 2000                                   One (1)
             October 2000                                     One (1)
             November 2000                                    Four (4)
             December 2000                                    One (1)
             January 2001                                     One (1)
             February 2001                                    One (1)
             July 2001                                        One (1)
             November 2001                                    Two (2)
             July 2003                                        One (1)
             August 2003                                      Two (2)

                                Block T Aircraft

             WAS

             November 2001                                    One (1)
             February 2002                                    One (1)
             May 2002                                         One (1)
             June 2002                                        Two (2)
             July 2002                                        One (1)
             August 2002                                      Two (2)
             November 2002                                    Two (2)
             February 2003                                    One (1)
             May 2003                                         Two (2)
             June 2003                                        Two (2)
             August 2003                                      Three (3)
             February 2004                                    Three (3)
             March 2004                                       Three (3)
             April 2004                                       One (1)
             May 2004                                         Four (4)
             June 2004                                        Three (3)
             July 2004                                        Two (2)
             August 2004                                      Two (2)
             September 2004                                   Two (2)
             October 2004                                     Two (2)
             November 2004                                    Two (2)
             February 2005                                    One (1)
             May 2005                                         One (1)
             June 2005                                        One (1)
             August 2005                                      One (1)
             September 2005                                   One (1)
             February 2006                                    Three (3)
             March 2006                                       One (1)
             May 2006                                         Three (3)
             June 2006                                        Four (4)
             July 2006                                        One (1)
             August 2006                                      Three (3)
             September 2006                                   Three (3)
             November 2006                                    Two (2)
             December 2006                                    Two (2)
             January 2007                                     Two (2)
             February 2007                                    Three (3)
             March 2007                                       Two (2)

                                     SA-18-4

P.A. No. 1810
K/SWA

             April 2007                                       Two (2)
             May 2007                                         Two (2)
             June 2007                                        Two (2)
             July 2007                                        Two (2)
             August 2007                                      Two (2)
             September 2007                                   Two (2)
             October 2007                                     Two (2)
             November 2007                                    Two (2)
             December 2007                                    Two (2)

             NEW

             November 2001                                    One (1)
             February 2002                                    One (1)
             May 2004                                         One (1)
             June 2004                                        Four (4)
             July 2004                                        Four (4)
             August 2004                                      Two (2)
             September 2004                                   Two (2)
             November 2004                                    One (1)
             December 2004                                    One (1)
             January 2005                                     Five (5)
             February 2005                                    Two (2)
             March 2005                                       One (1)
             April 2005                                       Two (2)
             May 2005                                         One (1)
             June 2005                                        Three (3)
             July 2005                                        Two (2)
             August 2005                                      One (1)
             September 2005                                   Two (2)
             October 2005                                     One (1)
             November 2005                                    Two (2)
             December 2005                                    Two (2)
             February 2006                                    Four (4)
             May 2006                                         Three (3)
             June 2006                                        Four (4)
             July 2006                                        One (1)
             August 2006                                      Three (3)
             September 2006                                   Three (3)
             November 2006                                    Two (2)
             December 2006                                    Two (2)
             January 2007                                     Two (2)
             February 2007                                    Three (3)
             March 2007                                       Two (2)
             April 2007                                       Two (2)
             May 2007                                         Two (2)
             June 2007                                        Two (2)
             July 2007                                        Two (2)
             August 2007                                      Two (2)
             September 2007                                   Two (2)
             October 2007                                     Two (2)
             November 2007                                    Two (2)
             December 2007                                    Two (2)
             January 2008                                     One (1)
             February 2008                                    One (1)

                                     SA-18-5

P.A. No. 1810
K/SWA

             March 2008                                       One (1)
             April 2008                                       One (1)
             May 2008                                         One (1)
             June 2008                                        One (1)

         ***

         WHEREAS, Buyer has agreed to decelerate delivery dates of Option Aircraft as follows:


                             Block M Option Aircraft

             WAS

             March 2003                                       Three  (3)
             April 2003                                       Two   (2)
             July 2003                                        Four  (4)
             October 2003                                     Four  (4)

             NEW

             March 2004                                       Three (3)
             April 2004                                       Two (2)
             June 2004                                        Two (2)
             July 2004                                        Two (2)
             October 2004                                     Four (4)

                             Block N Option Aircraft

             WAS

             January 2004                                     Four (4)
             February 2004                                    One (1)
             March 2004                                       One (1)
             April 2004                                       One (1)
             May 2004                                         One (1)
             June 2004                                        One (1)
             August 2004                                      Two (2)
             September 2004                                   Three (3)
             October 2004                                     Two (2)

             NEW

             February 2005                                    One (1)
             March 2005                                       Four (4)
             April 2005                                       Two (2)
             May 2005                                         One (1)
             June 2005                                        One (1)
             July 2005                                        Two (2)
             August 2005                                      Two (2)
             September 2005                                   Three (3)
             October 2005                                     Two (2)
             November 2005                                    One (1)
             December 2005                                    One (1)

                             Block O Option Aircraft

             WAS

             January 2005                                     Four (4)
             March 2005                                       Four (4)
             April 2005                                       Two (2)
             July 2005                                        Four (4)
             October 2005                                     Four (4)

                                     SA-18-6

P.A. No. 1810
K/SWA

             NEW

             January 2006                                     Two (2)
             March 2006                                       Four (4)
             April 2006                                       Two (2)
             May 2006                                         Two (2)
             June 2006                                        Two (2)
             July 2006                                        Two (2)
             August 2006                                      Two (2)
             October 2006                                     One (1)
             November 2006                                    Two (2)
             December 2006                                    One (1)

                             Block P Option Aircraft

             WAS

             January 2006                                     Four (4)
             March 2006                                       Four (4)
             April 2006                                       Two (2)
             July 2006                                        Four (4)
             October 2006                                     One (1)

             NEW

             April 2007                                       One (1)
             May 2007                                         One (1)
             June 2007                                        One (1)
             July 2007                                        One (1)
             August 2007                                      One (1)
             September 2007                                   One (1)
             October 2007                                     One (1)
             November 2007                                    One (1)
             December 2007                                    One (1)

         NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1. The Table of Contents of the Agreement is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Agreement by this reference.

2. Article 2, entitled "Delivery, Title and Risk of Loss," is deleted in its entirety and replaced by a new Article 2. Such new pages 2-1, 2-2, 2-3 and 2-4 are attached hereto and incorporated into the Agreement by this reference.

3. Article 3, entitled "Price of Aircraft", is deleted in its entirety and replaced by a new Article 3. Such new pages 3-1, 3-2, 3-3, 3-4, 3-5 and 3-6 are attached hereto and incorporated into the Agreement by this reference.


                                     SA-18-7

P.A. No. 1810
K/SWA

4. Boeing shall retain Advance Payments made by Buyer to Boeing without interest compensation by Boeing to Buyer. These retained Advance Payments shall be applied to Buyer's future Advance Payment requirements, such that no Advance Payments will be due from Buyer for any Aircraft to the extent the aggregate Advance Payments held by Boeing exceed the aggregate Advance Payments required for all Aircraft as required by Article 5.

5. Buyer shall ensure that Buyer's suppliers of BFE meet delivery requirements to support the Aircraft delivery schedule of this Supplemental Agreement.

6. Letter Agreement No. 6-1162-MSA-185 entitled "Delivery Change Contractual Matters," is attached hereto and is hereby incorporated into the Agreement by this reference.

7. Letter Agreement No. 6-1162-RLL-933R10 entitled "Option Aircraft," is deleted in its entirety and replaced by a new Letter Agreement No. 6-1162-RLL-933R11 which is attached hereto and is incorporated into the Agreement by this reference.

The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                      SOUTHWEST AIRLINES CO.



By: /s/ MICHAEL S. ANDERSON             By: /s/ LAURA WRIGHT
    --------------------------              -------------------------

Its:    Attorney-In-Fact                Its: VP Finance & Treasurer
     -------------------------               ------------------------


                                     SA-18-8

P.A. No. 1810
K/SWA

                                TABLE OF CONTENTS


                                                                                       Page             SA
                                                                                     Number         Number
                                                                                     ------         ------
ARTICLES
--------

1.                       Subject Matter of Sale..........................................1-1         SA-13

2.                       Delivery, Title and Risk
                         of Loss.........................................................2-1         SA-18

3.                       Price of Aircraft...............................................3-1         SA-18

4.                       Taxes...........................................................4-1

5.                       Payment.........................................................5-1

6.                       Excusable Delay.................................................6-1

7.                       Changes to the Detail
                         Specification...................................................7-1          SA-1

8.                       Federal Aviation Requirements and
                         Certificates and Export License.................................8-1

9.                       Representatives, Inspection,
                         Flights and Test Data...........................................9-1

10.                      Assignment, Resale or Lease....................................10-1

11.                      Termination for Certain Events.................................11-1

12.                      Product Assurance; Disclaimer and
                         Release; Exclusion of Liabilities;
                         Customer Support; Indemnification
                         and Insurance..................................................12-1

13.                      Buyer Furnished Equipment and
                         Spare Parts....................................................13-1

14.                      Contractual Notices and Requests...............................14-1

15.                      Miscellaneous..................................................15-1

P.A. No. 1810
K/SWA                                                                      SA-18

                                TABLE OF CONTENTS


                                                                                                     SA
                                                                                                 Number
                                                                                                 ------

EXHIBITS
--------

A                        Aircraft Configuration                                                  SA-13

B                        Product Assurance Document                                              SA-1

C                        Customer Support Document

D                        Price Adjustments Due to
                         Economic Fluctuations - Aircraft                                        SA-13

E                        Buyer Furnished Equipment
                         Provisions Document

F                        Defined Terms Document

LETTER AGREEMENTS
-----------------


1810-1                   Waiver of Aircraft Demonstration Flight

P.A. No. 1810
K/SWA                                                                      SA-18

                                TABLE OF CONTENTS

                                                                                                 SA
                                                                                             Number
                                                                                             ------
RESTRICTED LETTER AGREEMENTS
----------------------------


6-1162-RLL-932R2               Promotional Support                                           SA-13

6-1162-RLL-933R11              Option Aircraft                                               SA-18

6-1162-RLL-934R3               Disclosure of Confidential                                    SA-14
                               Information

6-1162-RLL-935R1               Performance Guarantees                                        SA-1

6-1162-RLL-936R4               Certain Contractual Matters                                   SA-4

6-1162-RLL-937                 Alternate Advance Payment Schedule

6-1162-RLL-938                   ***

6-1162-RLL-939R1               Certification Flight Test Aircraft                            SA-1

6-1162-RLL-940R1               Training Matters                                              SA-1

6-1162-RLL-941R2               Other Matters                                                 SA-13

6-1162-RLL-942                 Open Configuration Matters

6-1162-RLL-943R1               Substitution Rights                                           SA-6

6-1162-RLL-944                 Airframe Maintenance Material Cost
                               Protection Program

6-1162-RLL-945                 Comparison of 737-7H4 and 737-3H4
                               Block Fuel Burn

6-1162-RLL-1855R3              Additional Contractual Matters                                SA-4

6-1162-RLL-1856                ***                                                           SA-1

6-1162-RLL-1857                Service Ready Validation Program                              SA-1
                               Field Test

6-1162-RLL-1858R1              Escalation Matters                                            SA-4

P.A. No. 1810
K/SWA                                                                      SA-18

                             TABLE OF CONTENTS CON'T

                                                                                                 SA
                                                                                             Number
                                                                                             ------
RESTRICTED LETTER AGREEMENTS
----------------------------

6-1162-RLL-2036                Amortization of Costs for
                               Customer Unique Changes                                       SA-1

6-1162-RLL-2037                Reconciliation of the Aircraft                                SA-1
                               Basic Price

6-1162-RLL-2073                Maintenance Training Matters                                  SA-1

6-1162-KJJ-054                 Business Matters                                              SA-13

6-1162-KJJ-055                 Structural Matters                                            SA-13

6-1162-KJJ-056                 Noise and Emission Matters                                    SA-13

6-1162-KJJ-057                 Product Development Matters                                   SA-13

6-1162-KJJ-058                 Additional Substitution Rights                                SA-13

6-1162-KJJ-150                 Flight Control Computer & Mode                                SA-14
                               Control Panel Spares Matter

6-1162-MSA-185                 Delivery Change Contractual                                   SA-18
                               Matters

P.A. No. 1810
K/SWA                                                                      SA-18

ARTICLE 2.        Delivery, Title and Risk of Loss.

         2.1 Time of Delivery. The Aircraft will be delivered to Buyer by Boeing, assembled and ready for flight and Buyer will accept delivery of the Aircraft, in accordance with the following schedule:

             Month and Year
               of Delivery                           Quantity of Aircraft
             --------------                          --------------------

                                Block E Aircraft

             December 2000                                    Two (2)
             January 2001                                     One (1)
             February 2001                                    One (1)
             March 2001                                       Two (2)
             June 2001                                        Three (3)
             September 2001                                   One (1)
             November 2001                                    Two (2)

                                Block F Aircraft

             October 1998                                     One (1)
             November 1998                                    Two (2)
             December 1998                                    Two (2)

                                Block G Aircraft

             March 1999                                       Two (2)

                                Block H Aircraft

             June 1999                                        Two (2)
             July 1999                                        One (1)
             August 1999                                      One (1)
             September 1999                                   Two (2)
             October 1999                                     One (1)
             March 2000                                       One (1)
             April 2000                                       Two (2)
             September 2000                                   One (1)
             October 2000                                     Two (2)
             March 2001                                       Two (2)
             April 2001                                       One (1)
             November 2001                                    Three (3)

                                Block I Aircraft

             November 2001                                    Two (2)
             December 2001                                    One (1)
             January 2002                                     One (1)
             March 2002                                       Four (4)

                                       2-1

P.A. No. 1810
K/SWA                                                                      SA-18

             April 2002                                       Two (2)
             May 2003                                         One (1)
             June 2003                                        Two (2)
             July 2003                                        One (1)
             September 2003                                   Two (2)
             October 2003                                     Two (2)

                                Block J Aircraft

             November 2003                                    Two (2)
             February 2004                                    Two (2)
             March 2004                                       One (1)

                                Block K Aircraft

             March 2004                                       One (1)
             April 2004                                       Three (3)
             May 2004                                         One (1)

                                Block L Aircraft

             October 1999                                     One (1)
             November 1999                                    Two (2)
             December 1999                                    One (1)
             June 2000                                        Three (3)
             July 2000                                        Three (3)
             September 2000                                   One (1)
             October 2000                                     One (1)
             November 2000                                    Four (4)
             December 2000                                    One (1)
             January 2001                                     One (1)
             February 2001                                    One (1)
             July 2001                                        One (1)
             November 2001                                    Two (2)
             July 2003                                        One (1)
             August 2003                                      Two (2)

                                Block T Aircraft

             November 2001                                    One (1)
             February 2002                                    One (1)
             May 2004                                         One (1)
             June 2004                                        Four (4)
             July 2004                                        Four (4)
             August 2004                                      Two (2)
             September 2004                                   Two (2)
             November 2004                                    One (1)
             December 2004                                    One (1)
             January 2005                                     Five (5)
             February 2005                                    Two (2)
             March 2005                                       One (1)
             April 2005                                       Two (2)
             May 2005                                         One (1)

                                       2-2

P.A. No. 1810
K/SWA                                                                      SA-18

             June 2005                                        Three (3)
             July 2005                                        Two (2)
             August 2005                                      One (1)
             September 2005                                   Two (2)
             October 2005                                     One (1)
             November 2005                                    Two (2)
             December 2005                                    Two (2)
             February 2006                                    Four (4)
             May 2006                                         Three (3)
             June 2006                                        Four (4)
             July 2006                                        One (1)
             August 2006                                      Three (3)
             September 2006                                   Three (3)
             November 2006                                    Two (2)
             December 2006                                    Two (2)
             January 2007                                     Two (2)
             February 2007                                    Three (3)
             March 2007                                       Two (2)
             April 2007                                       Two (2)
             May 2007                                         Two (2)
             June 2007                                        Two (2)
             July 2007                                        Two (2)
             August 2007                                      Two (2)
             September 2007                                   Two (2)
             October 2007                                     Two (2)
             November 2007                                    Two (2)
             December 2007                                    Two (2)
             January 2008                                     One (1)
             February 2008                                    One (1)
             March 2008                                       One (1)
             April 2008                                       One (1)
             May 2008                                         One (1)
             June 2008                                        One (1)

         2.2 Notice of Target Delivery Date. Boeing will give Buyer notice of the Target Delivery Date of the Aircraft approximately 30 days prior to the scheduled month of delivery.

         2.3 Notice of Delivery Date. If Boeing gives Buyer at least 7 days' notice of the delivery date of the Aircraft, and an Aircraft delivery is delayed beyond such delivery date due to the responsibility of Buyer, Buyer will reimburse Boeing for all costs incurred by Boeing as a result of such delay, including amounts for storage, insurance, Taxes, preservation or protection of the Aircraft and interest on payments due.

         2.4 Place of Delivery. The Aircraft will be delivered at an airport facility selected by Boeing in the State of Washington, unless mutually agreed otherwise.

                                       2-3

P.A. No. 1810
K/SWA                                                                      SA-18

         2.5 Title and Risk of Loss. Title to and risk of loss of an Aircraft will pass from Boeing to Buyer upon delivery of such Aircraft, but not prior thereto.

         2.6 Bill of Sale. Upon delivery of an Aircraft Boeing will deliver to Buyer a bill of sale conveying good title to such Aircraft, free of all liens, claims, charges and encumbrances of every kind whatsoever, and such other appropriate documents of title as Buyer may reasonably request.


                                       2-4

P.A. No. 1810
K/SWA                                                                      SA-18

ARTICLE 3.        Price of Aircraft.

         3.1 Definitions.

                  3.1.1 Special Features are the features incorporated in Exhibit A which have been selected by Buyer.

                  3.1.2 Base Aircraft Price is the Aircraft Basic Price excluding the price of Special Features.

                  3.1.3 Aircraft Basic Price is comprised of the Base Aircraft Price and the price of the Special Features.

                  3.1.4 Economic Price Adjustment is the adjustment to the Aircraft Basic Price (Base Aircraft and Special Features) as calculated pursuant to Exhibit D or Exhibit D-1 as applicable.

                  3.1.5 Aircraft Price is the total amount Buyer is to pay for the Aircraft at the time of delivery.

         3.2 Aircraft Basic Price.

                  The Aircraft Basic Price for Block A through L Aircraft, is expressed in July 1992 dollars; the Aircraft Basic Price for Block T Aircraft, is expressed in July 1999 dollars; as set forth below:

                                 Base                            Special                            Aircraft
                                 Aircraft Price                  Features                           Basic Price
                                 --------------                  --------                           -----------
Block A, B, C,
D & E Aircraft                   ***                             ***                                ***
Block F & G
Aircraft                         ***                             ***                                ***
Block H
Aircraft                         ***                             ***                                ***
Block I
Aircraft                         ***                             ***                                ***
Block J
Aircraft                         ***                             ***                                ***
Block K
Aircraft                         ***                             ***                                ***
Block L
Aircraft                         ***                             ***                                ***

Block T
Aircraft                         ***                             ***                                ***


                                       3-1

P.A. No. 1810
K/SWA                                                                      SA-18

         3.3 Aircraft Price. The Aircraft Price will be established at the time of delivery of such Aircraft to Buyer and will be the sum of:

                  3.3.1 the Aircraft Basic Price, which is *** for the Block A, B, C, D and E Aircraft, *** for the Block F and G Aircraft, *** for the Block H Aircraft, *** for the Block I Aircraft, *** for the Block J Aircraft, *** for the Block K Aircraft and *** for the Block L Aircraft; *** for the Block T Aircraft; plus

                  3.3.2 the Economic Price Adjustments for the Aircraft Basic Price, as calculated pursuant to the formulas set forth in Exhibit D (Price Adjustments Due to Economic Fluctuations - Aircraft) for Aircraft Block A through L, and in Exhibit D-1 (Price Adjustments Due to Economic Fluctuations - Aircraft) for Aircraft Block T; plus

                  3.3.3 other price adjustments made pursuant to this Agreement or other written agreements executed by Boeing and Buyer.

         3.4 Advance Payment Base Price.

                  3.4.1 Advance Payment Base Price. For advance payment purposes, the following estimated delivery prices of the Aircraft (Advance Payment Base Price) have been established, using currently available forecasts of the escalation factors used by Boeing as of the date of signing this Agreement. The Advance Payment Base Price of each Aircraft is set forth below:

             Month and Year of                                Advance Payment Base
             Scheduled Delivery                               Price per Aircraft
             ------------------                               --------------------

                               Block A Aircraft***

             October 1997
             November 1997

                               Block B Aircraft***

             January 1998
             February 1998
             March 1998
             April 1998
             May 1998
             June 1998
             July 1998
             September 1998


                                       3-2

P.A. No. 1810
K/SWA                                                                      SA-18

                               Block C Aircraft***

             February 1999
             May 1999
             July 1999
             August 1999
             September 1999

                               Block D Aircraft***

             November 1999
             December 1999
             January 2000
             March 2000
             July 2000
             August 2000

                               Block E Aircraft***

             December 2000
             January 2001
             February 2001
             March 2001
             June 2001
             September 2001
             November 2001

                               Block F Aircraft***

             October 1998
             November 1998
             December 1998

                               Block G Aircraft***

             March 1999

                               Block H Aircraft***

             June 1999
             July 1999
             August 1999
             September 1999
             October 1999
             March 2000
             April 2000
             September 2000
             October 2000
             March 2001
             April 2001
             November 2001


                                       3-3

P.A. No. 1810
K/SWA                                                                      SA-18

                               Block I Aircraft***

             November 2001
             December 2001
             January 2002
             March 2002
             April 2002
             May 2003
             June 2003
             July 2003
             September 2003
             October 2003

                               Block J Aircraft***

             November 2003
             February 2004
             March 2004

                               Block K Aircraft***

             March 2004
             April 2004
             May 2004

                               Block L Aircraft***

             October 1999
             November 1999
             December 1999
             June 2000
             July 2000
             September 2000
             October 2000
             November 2000
             December 2000
             January 2001
             February 2001
             July 2001
             November 2001
             July 2003
             August 2003

                               Block T Aircraft***

             November 2001
             February 2002
             May 2004
             June 2004
             July 2004
             August 2004
             September 2004
             November 2004
             December 2004


                                       3-4

P.A. No. 1810
K/SWA                                                                      SA-18

             January 2005
             February 2005
             March 2005
             April 2005
             May 2005
             June 2005
             July 2005
             August 2005
             September 2005
             October 2005
             November 2005
             December 2005
             February 2006
             May 2006
             June 2006
             July 2006
             August 2006
             September 2006
             November 2006
             December 2006
             January 2007
             February 2007
             March 2007
             April 2007
             May 2007
             June 2007
             July 2007
             August 2007
             September 2007
             October 2007
             November 2007
             December 2007
             January 2008
             February 2008
             March 2008
             April 2008
             May 2008
             June 2008


                                       3-5

P.A. No. 1810
K/SWA                                                                      SA-18

         3.4.2 Adjustment of Advance Payment Base Prices - Long-Lead Aircraft. For Aircraft scheduled for delivery 36 months or more after the date of this Agreement, the Advance Payment Base Prices appearing in Article 3.4.1 will be used to determine the amount of the first advance payment to be made by Buyer on the Aircraft. No later than 25 months before the scheduled month of delivery of each affected Aircraft, Boeing will increase or decrease the Advance Payment Base Price of such Aircraft as required to reflect the effects of (i) any adjustments in the Aircraft Basic Price pursuant to this Agreement and (ii) the then-current forecasted escalation factors used by Boeing. Boeing will provide the adjusted Advance Payment Base Prices for each affected Aircraft to Buyer, and the advance payment schedule will be considered amended to substitute such adjusted Advance Payment Base Prices.


                                       3-6

P.A. No. 1810
K/SWA                                                                      SA-18

Southwest Airlines Co.
6-1162-MSA-185   Page 1

6-1162-MSA-185

Southwest Airlines Co.
P.O. Box 36611 - Love Field
Dallas, Texas 75235

Subject:     Letter Agreement No. 6-1162-MSA-185 to
             Purchase Agreement No. 1810
             Delivery Change Contractual Matters

This Letter Agreement amends Purchase Agreement No. 1810 dated January 19, 1994 (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737-7H4 aircraft (the Aircraft).

***

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1.       ***

2.       ***

         2.1      ***

         2.2      ***

                  ***

3.       ***

         ***

4.       Confidential Treatment.

         Buyer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in Letter Agreement 6-1162-RLL-934R1.


P.A. No. 1810
K/SWA                                                                      SA-18

Southwest Airlines Co.
6-1162-MSA-185   Page 2


Very truly yours,

THE BOEING COMPANY


By /s/ MICHAEL S. ANDERSON
  ------------------------------------

Its Attorney-In-Fact
   -----------------------------------

ACCEPTED AND AGREED TO as of this

date: OCTOBER 17, 2001
     -----------

SOUTHWEST AIRLINES CO.


By /s/ LAURA WRIGHT
  ------------------------------------

Its V.P. - FINANCE & TREASURER
   -----------------------------------



P.A. No. 1810
K/SWA                                                                      SA-18

                          Supplemental Agreement No. 19

                                       to

                           Purchase Agreement No. 1810

                                     between

                               THE BOEING COMPANY

                                       and

                             SOUTHWEST AIRLINES CO.

                    Relating to Boeing Model 737-7H4 Aircraft


         THIS SUPPLEMENTAL AGREEMENT, entered into as of NOVEMBER 7, 2001, by and between THE BOEING COMPANY, a Delaware corporation with its principal offices in Seattle, Washington, (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with its principal offices in Dallas, Texas (Buyer);

         WHEREAS, the parties hereto entered into Purchase Agreement No. 1810 dated January 19, 1994, relating to Boeing Model 737-7H4 aircraft (the Agreement) and;

         WHEREAS, Buyer and Boeing have agreed ***

         WHEREAS, Buyer and Boeing ***


***PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION.


                                     SA-19-1

P.A. No. 1810
K/SWA

WHEREAS, Buyer and Boeing have agreed ***

             NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1. The Table of Contents of the Agreement is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Agreement by this reference.

2. Article 2, entitled "Delivery, Title and Risk of Loss," is deleted in its entirety and replaced by a new Article 2. Such new pages 2-1, 2-2, 2-3 and 2-4 are attached hereto and incorporated into the Agreement by this reference.

3. Article 3, entitled "Price of Aircraft", is deleted in its entirety and replaced by a new Article 3. Such new pages 3-1, 3-2, 3-3, 3-4, 3-5 and 3-6 are attached hereto and incorporated into the Agreement by this reference.

4. Letter Agreement No. 6-1162-MSA-185 entitled "Delivery Change Contractual Matters," is deleted in its entirety and replaced by a new Letter Agreement No. 6-1162-MSA-185R1 which is attached hereto and is incorporated into the Agreement by this reference.

5. Advance Payment values shall be the same as in effect as of the date of Supplemental Agreement 18 (October 17, 2001).

The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                           SOUTHWEST AIRLINES CO.


By: /s/ MICHAEL S. ANDERSON                  By: /s/ LAURA WRIGHT
    ---------------------------                  ------------------------------

Its:    Attorney-In-Fact                     Its: VICE-PRESIDENT & TREASURER
     --------------------------                   -----------------------------



                                     SA-19-2

P.A. No. 1810
K/SWA

                                TABLE OF CONTENTS


                                                                                       Page             SA
                                                                                     Number         Number
                                                                                     ------         ------

ARTICLES
--------

1.                       Subject Matter of Sale..........................................1-1         SA-13

2.                       Delivery, Title and Risk
                         of Loss.........................................................2-1         SA-19

3.                       Price of Aircraft...............................................3-1         SA-19

4.                       Taxes...........................................................4-1

5.                       Payment.........................................................5-1

6.                       Excusable Delay.................................................6-1

7.                       Changes to the Detail
                         Specification...................................................7-1          SA-1

8.                       Federal Aviation Requirements and
                         Certificates and Export License.................................8-1

9.                       Representatives, Inspection,
                         Flights and Test Data...........................................9-1

10.                      Assignment, Resale or Lease....................................10-1

11.                      Termination for Certain Events.................................11-1

12.                      Product Assurance; Disclaimer and
                         Release; Exclusion of Liabilities;
                         Customer Support; Indemnification
                         and Insurance..................................................12-1

13.                      Buyer Furnished Equipment and
                         Spare Parts....................................................13-1

14.                      Contractual Notices and Requests...............................14-1

15.                      Miscellaneous..................................................15-1


                                        i

P.A. No. 1810
K/SWA                                                                      SA-19

                                TABLE OF CONTENTS


                                                                                                SA
                                                                                            Number
                                                                                            ------

EXHIBITS
--------

A                        Aircraft Configuration                                             SA-13

B                        Product Assurance Document                                         SA-1

C                        Customer Support Document

D                        Price Adjustments Due to
                         Economic Fluctuations - Aircraft                                   SA-13

E                        Buyer Furnished Equipment
                         Provisions Document

F                        Defined Terms Document


LETTER AGREEMENTS
-----------------

1810-1                   Waiver of Aircraft Demonstration Flight


                                       ii

P.A. No. 1810
K/SWA                                                                      SA-19

                                TABLE OF CONTENTS

                                                                                                 SA
                                                                                             Number
                                                                                             ------
RESTRICTED LETTER AGREEMENTS
----------------------------

6-1162-RLL-932R2               Promotional Support                                           SA-13

6-1162-RLL-933R11              Option Aircraft                                               SA-18

6-1162-RLL-934R3               Disclosure of Confidential                                    SA-14
                               Information

6-1162-RLL-935R1               Performance Guarantees                                        SA-1

6-1162-RLL-936R4               Certain Contractual Matters                                   SA-4

6-1162-RLL-937                 Alternate Advance Payment Schedule

6-1162-RLL-938                 ***

6-1162-RLL-939R1               Certification Flight Test Aircraft                            SA-1

6-1162-RLL-940R1               Training Matters                                              SA-1

6-1162-RLL-941R2               Other Matters                                                 SA-13

6-1162-RLL-942                 Open Configuration Matters

6-1162-RLL-943R1               Substitution Rights                                           SA-6

6-1162-RLL-944                 Airframe Maintenance Material Cost
                               Protection Program

6-1162-RLL-945                 Comparison of 737-7H4 and 737-3H4
                               Block Fuel Burn

6-1162-RLL-1855R3              Additional Contractual Matters                                SA-4

6-1162-RLL-1856                ***                                                           SA-1

6-1162-RLL-1857                Service Ready Validation Program                              SA-1
                               Field Test

6-1162-RLL-1858R1              Escalation Matters                                            SA-4


                                       iii

P.A. No. 1810
K/SWA                                                                      SA-19

                             TABLE OF CONTENTS CON'T

                                                                                                 SA
                                                                                             Number
                                                                                             ------
RESTRICTED LETTER AGREEMENTS
----------------------------

6-1162-RLL-2036                Amortization of Costs for
                               Customer Unique Changes                                       SA-1

6-1162-RLL-2037                Reconciliation of the Aircraft                                SA-1
                               Basic Price

6-1162-RLL-2073                Maintenance Training Matters                                  SA-1

6-1162-KJJ-054                 Business Matters                                              SA-13

6-1162-KJJ-055                 Structural Matters                                            SA-13

6-1162-KJJ-056                 Noise and Emission Matters                                    SA-13

6-1162-KJJ-057                 Product Development Matters                                   SA-13

6-1162-KJJ-058                 Additional Substitution Rights                                SA-13

6-1162-KJJ-150                 Flight Control Computer & Mode                                SA-14
                               Control Panel Spares Matter

6-1162-MSA-185R1               Delivery Change Contractual                                   SA-19
                               Matters


                                       iv

P.A. No. 1810
K/SWA                                                                      SA-19

ARTICLE 2.        Delivery, Title and Risk of Loss.

         2.1 Time of Delivery. The Aircraft will be delivered to Buyer by Boeing, assembled and ready for flight and Buyer will accept delivery of the Aircraft, in accordance with the following schedule:

             Month and Year
               of Delivery                           Quantity of Aircraft
             --------------                          --------------------

                                Block E Aircraft

             December 2000                                    Two (2)
             January 2001                                     One (1)
             February 2001                                    One (1)
             March 2001                                       Two (2)
             June 2001                                        Three (3)
             September 2001                                   Three (1)

                                Block F Aircraft

             October 1998                                     One (1)
             November 1998                                    Two (2)
             December 1998                                    Two (2)

                                Block G Aircraft

             March 1999                                       Two (2)

                                Block H Aircraft

             June 1999                                        Two (2)
             July 1999                                        One (1)
             August 1999                                      One (1)
             September 1999                                   Two (2)
             October 1999                                     One (1)
             March 2000                                       One (1)
             April 2000                                       Two (2)
             September 2000                                   One (1)
             October 2000                                     Two (2)
             March 2001                                       Two (2)
             April 2001                                       One (1)
             October 2001                                     Three (3)

                                Block I Aircraft

             November 2001                                    Two (2)
             December 2001                                    One (1)
             January 2002                                     One (1)
             March 2002                                       Four (4)
             April 2002                                       Two (2)


                                       2-1

P.A. No. 1810
K/SWA                                                                      SA-19

             May 2003                                         One (1)
             June 2003                                        Two (2)
             July 2003                                        One (1)
             September 2003                                   Two (2)
             October 2003                                     Two (2)

                                Block J Aircraft

             November 2003                                    Two (2)
             February 2004                                    Two (2)
             March 2004                                       One (1)

                                Block K Aircraft

             March 2004                                       One (1)
             April 2004                                       Three (3)
             May 2004                                         One (1)

                                Block L Aircraft

             October 1999                                     One (1)
             November 1999                                    Two (2)
             December 1999                                    One (1)
             June 2000                                        Three (3)
             July 2000                                        Three (3)
             September 2000                                   One (1)
             October 2000                                     One (1)
             November 2000                                    Four (4)
             December 2000                                    One (1)
             January 2001                                     One (1)
             February 2001                                    One (1)
             July 2001                                        One (1)
             September 2001                                   One (1)
             October 2001                                     One (1)
             July 2003                                        One (1)
             August 2003                                      Two (2)

                                Block T Aircraft

             November 2001                                    One (1)
             February 2002                                    One (1)
             May 2004                                         One (1)
             June 2004                                        Four (4)
             July 2004                                        Four (4)
             August 2004                                      Two (2)
             September 2004                                   Two (2)
             November 2004                                    One (1)
             December 2004                                    One (1)
             January 2005                                     Five (5)
             February 2005                                    Two (2)
             March 2005                                       One (1)
             April 2005                                       Two (2)
             May 2005                                         One (1)


                                       2-2

P.A. No. 1810
K/SWA                                                                      SA-19

             June 2005                                        Three (3)
             July 2005                                        Two (2)
             August 2005                                      One (1)
             September 2005                                   Two (2)
             October 2005                                     One (1)
             November 2005                                    Two (2)
             December 2005                                    Two (2)
             February 2006                                    Four (4)
             May 2006                                         Three (3)
             June 2006                                        Four (4)
             July 2006                                        One (1)
             August 2006                                      Three (3)
             September 2006                                   Three (3)
             November 2006                                    Two (2)
             December 2006                                    Two (2)
             January 2007                                     Two (2)
             February 2007                                    Three (3)
             March 2007                                       Two (2)
             April 2007                                       Two (2)
             May 2007                                         Two (2)
             June 2007                                        Two (2)
             July 2007                                        Two (2)
             August 2007                                      Two (2)
             September 2007                                   Two (2)
             October 2007                                     Two (2)
             November 2007                                    Two (2)
             December 2007                                    Two (2)
             January 2008                                     One (1)
             February 2008                                    One (1)
             March 2008                                       One (1)
             April 2008                                       One (1)
             May 2008                                         One (1)
             June 2008                                        One (1)

         2.2 Notice of Target Delivery Date. Boeing will give Buyer notice of the Target Delivery Date of the Aircraft approximately 30 days prior to the scheduled month of delivery.

         2.3 Notice of Delivery Date. If Boeing gives Buyer at least 7 days' notice of the delivery date of the Aircraft, and an Aircraft delivery is delayed beyond such delivery date due to the responsibility of Buyer, Buyer will reimburse Boeing for all costs incurred by Boeing as a result of such delay, including amounts for storage, insurance, Taxes, preservation or protection of the Aircraft and interest on payments due.

         2.4 Place of Delivery. The Aircraft will be delivered at an airport facility selected by Boeing in the State of Washington, unless mutually agreed otherwise.


                                       2-3

P.A. No. 1810
K/SWA                                                                      SA-19

         2.5 Title and Risk of Loss. Title to and risk of loss of an Aircraft will pass from Boeing to Buyer upon delivery of such Aircraft, but not prior thereto.

         2.6 Bill of Sale. Upon delivery of an Aircraft Boeing will deliver to Buyer a bill of sale conveying good title to such Aircraft, free of all liens, claims, charges and encumbrances of every kind whatsoever, and such other appropriate documents of title as Buyer may reasonably request.



                                       2-4

P.A. No. 1810
K/SWA                                                                      SA-19

ARTICLE 3.        Price of Aircraft.

         3.1 Definitions.

                  3.1.1 Special Features are the features incorporated in Exhibit A which have been selected by Buyer.

                  3.1.2 Base Aircraft Price is the Aircraft Basic Price excluding the price of Special Features.

                  3.1.3 Aircraft Basic Price is comprised of the Base Aircraft Price and the price of the Special Features.

                  3.1.4 Economic Price Adjustment is the adjustment to the Aircraft Basic Price (Base Aircraft and Special Features) as calculated pursuant to Exhibit D or Exhibit D-1 as applicable.

                  3.1.5 Aircraft Price is the total amount Buyer is to pay for the Aircraft at the time of delivery.

         3.2 Aircraft Basic Price.

                  The Aircraft Basic Price for Block A through L Aircraft, is expressed in July 1992 dollars; the Aircraft Basic Price for Block T Aircraft, is expressed in July 1999 dollars; as set forth below:

                                 Base                            Special                            Aircraft
                                 Aircraft Price                  Features                           Basic Price
Block A, B, C,
D & E Aircraft                   ***                             ***                                ***
Block F & G                      ***                             ***                                ***
Aircraft
Block H                          ***                             ***                                ***
Aircraft
Block I                          ***                             ***                                ***
Aircraft
Block J                          ***                             ***                                ***
Aircraft
Block K                          ***                             ***                                ***
Aircraft
Block L                          ***                             ***                                ***
Aircraft

Block T                          ***                             ***                                ***
Aircraft


                                      15-1

P.A. No. 1810
K/SWA                                                                      SA-19

         3.3 Aircraft Price. The Aircraft Price will be established at the time of delivery of such Aircraft to Buyer and will be the sum of:

                  3.3.1 the Aircraft Basic Price, which is ***for the Block A, B, C, D and E Aircraft, ***for the Block F and G Aircraft*** for the Block H Aircraft,***) for the Block I Aircraft, ***for the Block J Aircraft, ***for the Block K Aircraft and ***for the Block L Aircraft; ***for the Block T Aircraft; plus

                  3.3.2 the Economic Price Adjustments for the Aircraft Basic Price, as calculated pursuant to the formulas set forth in Exhibit D (Price Adjustments Due to Economic Fluctuations - Aircraft) for Aircraft Block A through L, and in Exhibit D-1 (Price Adjustments Due to Economic Fluctuations - Aircraft) for Aircraft Block T; plus

                  3.3.3 other price adjustments made pursuant to this Agreement or other written agreements executed by Boeing and Buyer.

         3.4 Advance Payment Base Price.

                  3.4.1 Advance Payment Base Price. For advance payment purposes, the following estimated delivery prices of the Aircraft (Advance Payment Base Price) have been established, using currently available forecasts of the escalation factors used by Boeing as of the date of signing this Agreement. The Advance Payment Base Price of each Aircraft is set forth below:

             Month and Year of                                Advance Payment Base
             Scheduled Delivery                               Price per Aircraft
             ------------------                               --------------------

                               Block A Aircraft***

             October 1997
             November 1997

                               Block B Aircraft***

             January 1998
             February 1998
             March 1998
             April 1998
             May 1998
             June 1998                                                 July 1998
             September 1998


                                      15-2

P.A. No. 1810
K/SWA                                                                      SA-19

                               Block C Aircraft***

             February 1999
             May 1999
             July 1999
             August 1999
             September 1999

                               Block D Aircraft***

             November 1999
             December 1999
             January 2000
             March 2000
             July 2000
             August 2000

                               Block E Aircraft***

             December 2000
             January 2001
             February 2001
             March 2001
             June 2001
             September 2001

                               Block F Aircraft***

             October 1998
             November 1998
             December 1998

                               Block G Aircraft***

             March 1999

                               Block H Aircraft***

             June 1999
             July 1999
             August 1999
             September 1999
             October 1999
             March 2000
             April 2000
             September 2000
             October 2000
             March 2001
             April 2001
             October 2001


                                      15-3

P.A. No. 1810
K/SWA                                                                      SA-19

                               Block I Aircraft***

             November 2001
             December 2001
             January 2002
             March 2002
             April 2002
             May 2003
             June 2003
             July 2003
             September 2003
             October 2003

                               Block J Aircraft***

             November 2003
             February 2004
             March 2004

                               Block K Aircraft***

             March 2004
             April 2004
             May 2004

                               Block L Aircraft***

             October 1999
             November 1999
             December 1999
             June 2000
             July 2000
             September 2000
             October 2000
             November 2000
             December 2000
             January 2001
             February 2001
             July 2001
             September 2001
             October 2001
             July 2003
             August 2003

                               Block T Aircraft***

             November 2001
             February 2002
             May 2004
             June 2004
             July 2004
             August 2004
             September 2004


                                      15-4

P.A. No. 1810
K/SWA                                                                      SA-19

             November 2004
             December 2004
             January 2005
             February 2005
             March 2005
             April 2005
             May 2005
             June 2005
             July 2005
             August 2005
             September 2005
             October 2005
             November 2005
             December 2005
             February 2006
             May 2006
             June 2006
             July 2006
             August 2006
             September 2006
             November 2006
             December 2006
             January 2007
             February 2007
             March 2007
             April 2007
             May 2007
             June 2007
             July 2007
             August 2007
             September 2007
             October 2007
             November 2007
             December 2007
             January 2008
             February 2008
             March 2008
             April 2008
             May 2008
             June 2008


                                      15-5

P.A. No. 1810
K/SWA                                                                      SA-19

         3.4.2 Adjustment of Advance Payment Base Prices - Long-Lead Aircraft. For Aircraft scheduled for delivery 36 months or more after the date of this Agreement, the Advance Payment Base Prices appearing in Article 3.4.1 will be used to determine the amount of the first advance payment to be made by Buyer on the Aircraft. No later than 25 months before the scheduled month of delivery of each affected Aircraft, Boeing will increase or decrease the Advance Payment Base Price of such Aircraft as required to reflect the effects of (i) any adjustments in the Aircraft Basic Price pursuant to this Agreement and (ii) the then-current forecasted escalation factors used by Boeing. Boeing will provide the adjusted Advance Payment Base Prices for each affected Aircraft to Buyer, and the advance payment schedule will be considered amended to substitute such adjusted Advance Payment Base Prices.



                                      15-6

P.A. No. 1810
K/SWA                                                                      SA-19

6-1162-MSA-185R1
(there is no original, begins with R1)



Southwest Airlines Co.
P.O. Box 36611 - Love Field
Dallas, Texas 75235


Subject:     Letter Agreement No. 6-1162-MSA-185R1 to
             Purchase Agreement No. 1810
             Delivery Change Contractual Matters


This Letter Agreement amends Purchase Agreement No. 1810 dated January 19, 1994 (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737-7H4 aircraft (the Aircraft).

***

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.


1.

***

2.       ***

         2.1      ***

         2.2      ***

         2.3      ***

3.       ***



P.A. No. 1810
K/SWA                                                                      SA-19

Southwest Airlines Co.
6-1162-MSA-185   Page 2


4.       Confidential Treatment.

         Buyer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in Letter Agreement 6-1162-RLL-934R1.


Very truly yours,

THE BOEING COMPANY



By /s/ MICHAEL S. ANDERSON
  ------------------------------------

Its Attorney In Fact
   -----------------------------------

ACCEPTED AND AGREED TO as of this

date: OCTOBER 17, 2001
     -----------

SOUTHWEST AIRLINES CO.


By /s/ LAURA WRIGHT
  ------------------------------------

Its V.P. - Finance & Treasurer
   -----------------------------------


P.A. No. 1810
K/SWA                                                                      SA-19